UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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UDR, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2019 PROXY STATEMENT HIGHLIGHTS

2018 Performance Highlights

1, 3, 5 and 10-Year Total Shareholder Return as of December 31, 2018

	1-Year	3-Year	5-Year	10-Year
UDR	6.41%	16.42%	101.16%	320.82%

NAREIT Apartment Index	3.70%	10.63%	79.88%	298.20%
NAREIT Equity Index	(4.62)%	8.91%	46.27%	213.82%
S&P 500 Index	(4.38)%	30.42%	50.33%	243.03%

185th Consecutive Dividend Paid

Our January 2019 dividend represented our 185th consecutive quarterly dividend paid. We are committed to returning value to our shareholders, and for 2018 we increased our dividend by 4.0%, and we have increased our dividend 5.1% annually over the past 3 years and 6.5% annually over the past 5 years.

1-Year		3-Year Average		5-Year Average
4.0%	Dividend per share growth	5.1%	Dividend per share growth	6.5%	Dividend per share growth
5.0%	AFFO per share growth	6.2%	AFFO per share growth	7.9%	AFFO per share growth(a)

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 72.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Our Five Strategic Objectives

•

Our 2018 results consisted of improvement across all five of our strategic objectives, which are: 1) operating excellence, 2) balance sheet strength, 3) portfolio diversification, 4) capital allocation and 5) advance an empowering culture and a great place to work and live.

Below is a summary of our results categorized by objective:

1.	Operating Excellence

2.	Balance Sheet Strength

*We present reconciliations of certain non-GAAP financial measures to their most directly comparable US generally accepted accounting principles (GAAP) measures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2018 Annual Report, including reconciliations of net income/loss reported under GAAP to NOI, FFO, FFO as Adjusted and AFFO, as well as additional information about non-GAAP measures.

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 72.

3.	Portfolio Diversification

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

4.	Capital Allocation

5.	Empowering Culture and a Great Place to Work and Live

UDR strives to create both a great place to work and a great place to live. We measure our success on this strategic objective through a variety of associate and resident surveys.  During 2018, our results improved with respect to both associates and residents.

•	Great Place to Work

•	Great Place to Live

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Executive Compensation Highlights

Say-on-pay approved every year since it was first introduced in 2011; over the last five years, shareholder support for the vote on executive compensation has averaged 88.7%.

Focus on Variable Pay Linked to both Short-Term and Long-Term Performance

Focus on Performance Based Compensation

Our focus on equity-based compensation, together with our robust CEO and executive stock ownership guidelines of 110,000 shares for the CEO and the President, 50,000 shares for any Executive Vice President and 20,000 shares for any Senior Vice President, assist in creating long-term alignment with our shareholders.

2018 SHORT-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS	2018 LONG-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS
FFO as Adjusted per share Same-Store Revenues Percentage of markets where UDR is at or above the median relative to peer apartment REITs	30% 35%	1-Year FFO as Adjusted per share 3-Year Relative Cumulative TSR vs. Apartment Peers
Development/Redevelopment FFO Calculated as NOI plus capitalized interest for pre-determined projects	20%	3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index
Total Transactions Acquisitions/Sales/Development/Redevelopment during the year	15%	3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers
Three-Year Liquidity Calculated as projected 2020 year ending revolving loan and commercial paper borrowing capacity, assuming approved and likely to be approved sources and uses of capital
Transaction Yields FFO yield on transactions in prior years versus pre-established FFO yield expectations on such projects
Associate Engagement Calculated by the “Overall Health of UDR Workforce” score

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Corporate Governance Highlights

Shareholder Engagement

In 2018 we had 393 interactions with our investors through meetings and property tours, representing ownership of more than 80.4% of our outstanding common stock.

Investor Relations

In 2017 we were the Gold Award winner of NAREIT’s Investor Care Award.

Proxy Access

The Company’s Amended and Restated Bylaws (“bylaws”) include a proxy access provision, which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting up to 20% of the board.

Majority Voting

The Company’s bylaws specify a majority voting standard in uncontested director elections, which incorporates a director resignation policy for any director who does not receive the requisite vote.

Bylaw Amendment

Prior to our 2018 annual meeting, we reached out to shareholders holding approximately 74% of our outstanding common stock regarding a proposed amendment to our bylaws.  We discussed the proposed amendment with 24 of our largest shareholders representing approximately 63% of our outstanding common stock.  Following such discussions, we amended our Charter and our bylaws to provide that a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, may propose binding amendments to our bylaws.  The amendment to our charter received the approval of 74% of the votes cast.

Director Succession Planning

We remain focused on refreshing the membership of the board. Over the last several years, we have added new independent directors to the board, most recently including the addition of Clint D. McDonnough in 2016, Mary Ann King in 2015 and Robert A. McNamara and Mark R. Patterson in 2014.  Two of our long-serving directors, Robert P. Freeman and Lynne B. Sagalyn, will not be standing for re-election at the annual meeting.

Lead Independent Director

In 2017, our board determined that it was appropriate to appoint our Chief Executive Officer and President, Thomas W. Toomey, as Chairman of the Board, and, in connection therewith, to appoint James D. Klingbeil as Lead Independent Director in accordance with our governance standards.  Such appointments were effective January 1, 2018.

Succession Planning and Talent Development

In 2019, the Board appointed Jerry A. Davis to President – Chief Operating Officer and five Vice Presidents were appointed to Senior Vice President.

Honored in 2018 and 2019 for Board Composition

The Company was honored at the biennial Breakfast for Corporate Champions for having at least 30% of its board seats held by women.

Corporate Responsibility

Corporate responsibility is part of our culture and our values.  Accordingly, during 2018 we formed a corporate responsibility committee made up of members of management.  The committee was formed in order to formalize our efforts with respect to environmental, social and governance initiatives and allow us to better recognize and manage risks and opportunities.  During 2018 we also hired a consultant well known in the multifamily real estate industry to assist us in reporting our efforts to the Global Real Estate Sustainability Benchmark (“GRESB”) Survey.  We will begin reporting to GRESB in 2019 and expect that GRESB will publish its initial report on us in 2020.

We take an inclusive approach to corporate responsibility, addressing not only governance, see pages 8 to 19, but also the impact that our efforts have on the lives of our associates and our residents and the communities of which we are a part as well as the impact of our apartment communities on the environment.  Some of our highlights with respect to our associates and residents are set forth elsewhere in this proxy statement, see page 31.  With respect to our communities, for a number of years we have considered environmental impacts when making decisions regarding acquisitions, development and re-development.  Certain of our results in recent years are set forth below:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

LETTER FROM OUR LEAD INDEPENDENT DIRECTOR

Dear Fellow Shareholders:

In 2017, the board unanimously concluded that combining the roles of Chairman and Chief Executive Officer and appointing a strong Lead Independent Director was the appropriate leadership structure for the Company, and in January 2018, I was appointed Lead Independent Director.

In my role I work closely with our Chairman and Chief Executive Officer, Tom Toomey, and we have partnered effectively.  As Lead Independent Director, I approve the agendas for board meetings and at each board meeting I lead an executive session of the independent directors.  In addition, I manage our annual evaluation of the board’s, and each director’s, effectiveness.

As a company with a strong culture of performance, we believe that having a strong Lead Independent Director and Tom as both Chairman and Chief Executive Officer drives long-term value creation for our shareholders.

On behalf of the entire board, I want to express our continued dedication to maintaining an open dialog with shareholders, soliciting and considering your input and comments, and a commitment to enhance our corporate governance program as appropriate.  We very much value your support and sincerely appreciate and thank you for the trust and confidence you have placed in us.

Sincerely,

James D. Klingbeil

Lead Independent Director

UDR, Inc.

Dear Fellow Shareholders:

It is my pleasure to invite you to attend our Annual Meeting of Shareholders. The meeting will be held on May 16, 2019, at 10:00 a.m. local time at the Hermitage Hotel Nashville, 231 6th Avenue North, Nashville, Tennessee 37219.

The business to be conducted at the meeting is set forth in the formal notice of annual meeting of shareholders and proxy statement that accompany this letter. At the meeting, we will also report on the Company’s performance and respond to questions.

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically through the Internet, by telephone or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with the proxy statement. Voting through the Internet or by telephone will eliminate the need to return your proxy card.

Last, to the extent you have not previously done so, please consider signing up to receive your proxy materials electronically through the Internet.  This can be done by following the instructions in the Notice of Internet Availability, which you received.  Enrolling for electronic delivery will reduce the environmental impact of our proxy statement as well as reduce our printing and mailing expense.

Sincerely,

Thomas W. Toomey

Chairman and Chief Executive Officer

UDR, Inc.

NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS

When:	Thursday, May 16, 2019, at 10:00 a.m. local time.	How To Vote In Advance
Where:	Hermitage Hotel Nashville 231 6th Avenue North, Nashville, Tennessee 37219

Your vote is important. Whether or not you plan to attend the meeting, we urge you to vote your shares electronically through the Internet, by telephone or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with the proxy statement.

Items of Business:	Proposal 1 - To elect eight directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified.
	Proposal 2 - To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2019.	By Telephone: You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.
Proposal 3 - To vote to approve, on an advisory basis, the compensation of our named executive officers disclosed in this proxy statement.
	In addition, to transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.	By Internet: You can go to www.proxyvote.com and vote through the Internet.
Who Can Vote:

Holders of UDR common stock at the close of business on Monday, March 18, 2019.  Each share of common stock is entitled to one vote for each director position and one vote for each of the other proposals.

Date of Mailing:

On or about March 27, 2019, we intend to mail to our shareholders of record a notice containing instructions on how to access our 2019 proxy statement and our annual report for the year ended December 31, 2018, and how to vote online. The notice also provides instructions on how you can request a paper copy of these documents if you desire, and how you can enroll in e-delivery. If you received your annual meeting materials via email, the email contains voting instructions and links to our annual report and proxy statement on the Internet.

By Mail:  If you have requested and received a paper copy of the proxy statement, you can mark, sign, date and return the paper proxy card enclosed with the proxy statement in the postage-paid envelope that we have provided to you. Please note that if you vote through the Internet or by telephone, you do not need to return your proxy card.

By Order of the Board of Directors WARREN L. TROUPE Senior Executive Vice President and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for UDR, Inc.’s Annual Meeting of Shareholders to be held on May 16, 2019.

This Notice of Annual Meeting and Proxy Statement and UDR, Inc.’s Annual Report/Form 10-K for the year ended December 31, 2018 are available on the Internet at the following website: www.proxyvote.com.

PROXY SUMMARY

This summary highlights selected information about the items to be voted on at the annual meeting. This summary does not contain all of the information that you should consider in deciding how to vote. You should read the entire proxy statement carefully before voting.

Meeting Agenda and Voting Recommendations

Election of 8 Directors
The Board recommends a vote FOR each of the director nominees.
	Diverse slate of directors with broad leadership experience.
	All candidates are highly successful executives with relevant skills and expertise.
	Average director tenure of 11 years with 7 of 8 directors to be voted upon independent of management.

See pages 1 - 7 for further information

Our Existing Board

		Years of Tenure	# of Other Public Company Boards	Committee Memberships (2)
Name	Principal Professional Experience (1)		AC	CC	GC	NC	EC
Katherine A. Cattanach	General Partner of INVESCO Private Capital, Inc.	13	0
Robert P. Freeman(3)	Senior Managing Director and Principal of Greyfields Investors LLC	21	0		C
Jon A. Grove	Chairman, President and CEO of ASR Investments Corporation	21	0
Mary Ann King	Co-Chairman of Moran & Company	4	0
James D. Klingbeil(4)	Chairman and CEO of Klingbeil Capital Management and The Klingbeil Company	21	0			C	C
Clint D. McDonnough	Office Managing Partner for Ernst & Young LLP’s Dallas office	3	1	C
Robert A. McNamara	Group Chief Risk Officer of Lend Lease Corporation	5	1
Mark R. Patterson	President of MP Realty Advisors, LLC	5	3	C
Lynne B. Sagalyn(3)	Earle W. Kazis and Benjamin Schore Professor Emerita of Real Estate at Columbia Business School	23	1
Thomas W. Toomey(5)	Chairman and CEO of UDR, Inc.	18	0

(1)	The professional experiences listed for Dr. Cattanach and Messrs. Grove, McDonnough and McNamara are these nominees’ former principal occupations.
(2)	Committee assignments for the period from the 2019 annual meeting to the 2020 annual meeting will be made after the annual election of directors at the 2019 annual meeting.
(3)	Mr. Freeman and Dr. Sagalyn will not stand for re-election to the board and their terms on the board and their committee memberships will end immediately following the 2019 Annual Meeting.
(4)	Lead Independent Director.
(5)	Chairman and Chief Executive Officer.
KEY: AC = Audit and Risk Management Committee CC = Compensation and Management Development Committee GC = Governance Committee NC = Nominating Committee EC = Executive Committee = Member C = Chair

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Information About Our Board And Committees (Page 16)

	Number of Members	Independent	Number of Meetings During 2018
Full Board of Directors	10	90.0%	6
Audit and Risk Management Committee	4	100.0%	9
Compensation and Management Development Committee	4	100.0%	5
Governance Committee	3	100.0%	4
Nominating Committee	4	100.0%	0*
Executive Committee	3	66.7%	0

___________

* During 2018, the board of directors as a whole discussed board succession and refreshment.

GOVERNANCE HIGHLIGHTS (Page 8)

UDR has a history of strong corporate governance guided by three primary principles – dialogue, transparency and responsiveness.  The board has adjusted our governance approach over time to align with evolving best practices, drive sustained shareholder value and best serve the interests of shareholders.

Shareholder	Annual Election of All Directors
Rights	Majority Voting in Uncontested Director Elections
Proxy Access for Eligible Director Candidates Nominated by Eligible Shareholders
No Shareholder Rights Plan (Poison Pill)
Confidential Voting
No material restrictions on Shareholders’ right to call a special meeting
Shareholder engagement with holders of approximately 80.4% of outstanding shares in 2018
Ability for Shareholders to propose binding bylaw amendments
See page 11 for changes made during 2018
Independent Oversight	Strong Lead Independent Director role with clearly articulated responsibilities
Audit, Compensation, Governance and Nominating Committees consist entirely of Independent Directors
All directors are independent, except the Chairman and Chief Executive Officer
Independent Directors Meet Regularly in Executive Session
Good Governance	Extensive board dialogue with formal processes for shareholder engagement and frequent cross-committee and board communications
Annual board and committee Self-Evaluations
Strong annual individual director evaluation process
Periodic continuing education for directors
All Directors Attended at Least 75% of Meetings Held
Annual Advisory Approval of Named Executive Officer Compensation
Robust Code of Business Conduct and Ethics, and Code of Ethics for Senior Financial Officers
Stock Ownership Guidelines for Executive Officers and Directors
Prohibition on Hedging Transactions
Pledging Transactions Prohibited Without Prior Approval
Policy on Recoupment of Performance-Based Incentives

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Independent Registered Public Accounting Firm
The Board recommends a vote FOR ratification of Ernst & Young LLP for 2019.
	Independent firm with few ancillary services and reasonable fees.
	Significant industry and financial reporting expertise.

See page 64 for further information

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2018.  Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2019. Although it is not required to do so, the board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the shareholders at the annual meeting in order to ascertain the view of our shareholders regarding such selection. Below is summary information about Ernst & Young’s fees for services during fiscal years 2018 and 2017:

Description of Services	2018	2017
Audit Fees	$1,325,590	$1,428,839
Audit-Related Fees	—	—
Tax Fees	75,597	157,532
All Other Fees	—	—
TOTAL	$1,401,187	$1,586,371

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Say-on-Pay: Advisory Vote on the Compensation of the Named Executive Officers
The Board recommends a vote FOR this proposal.
	Independent oversight by our Compensation and Management Development Committee, with the assistance of an independent consultant.


Executive compensation comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation, and is determined based on the consideration of a number of factors described in more detail in “Executive Compensation — Compensation Discussion and Analysis.”

	Executive compensation that is competitive with our peers and that is structured to be aligned with total return to shareholders and our strategy.
	Our total shareholder return compares favorably to the peer group.

See page 65 for further information

Executive Compensation Matters (Page 26)

We are requesting your non-binding vote to approve the compensation of our named executive officers as described on pages 26 through 61 of this proxy statement. The goals for our executive compensation program are to (i) attract, retain and motivate effective executive officers, (ii) align the interests of our executive officers with the interests of the Company and our shareholders, (iii) incentivize our executive officers based on clearly defined performance goals and measures of successful achievement, and (iv) align market competitive compensation with our short-term and long-term performance.

Our Compensation and Management Development Committee, which we refer to as the “Compensation Committee,” determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee has engaged FPL Advisory Group, or “FPL,” as its independent compensation consultant.

The compensation of our “named executive officers,” who are identified in “Executive Compensation,” is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation paid in a mix of cash and equity, and is determined based on the consideration of a number of factors described in more detail in “Executive Compensation — Compensation Discussion and Analysis.” Under our executive compensation program, as an executive officer’s level of responsibility increases with his or her relative ability to impact the long–term performance of the Company as a whole, a greater portion of that executive officer’s compensation is based on performance-based incentive compensation, and less is based on base salary, thereby creating the potential for greater variability in the executive officer’s compensation level from year to year. The mix, level and structure of the components of compensation generally reflect the executive officer’s role and relative impact on business results, as well as competitive market practices.

The key components of our named executive officers’ compensation are described in more detail in the following table:

Compensation Component		Objectives Associated with the Compensation Component
Base Salary	•	Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.
Short-Term Incentive Compensation	•

Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals by rewarding performance measured against key annual strategic objectives and, for the CEO, using the independent directors’ evaluation of his performance towards achieving short-term goals.

Long-Term Incentive Compensation	•

Our long-term incentive compensation is designed to foster significant ownership of our common stock by our executive officers, to align the interests of our executive officers with the creation of shareholder value and to motivate our executive officers to achieve long-term growth and success for our Company.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Our shareholders have consistently supported our executive compensation program. At our 2018 Annual Meeting of Shareholders, 84% of the votes cast were voted in favor of our resolution seeking advisory approval of our executive compensation. Over the last five years, shareholder support for our advisory vote on executive compensation has averaged 88.7% (with no year below 84%). While we have consistently had strong shareholder support for our executive compensation program, we do continue to engage in a dialogue with shareholders on executive compensation issues. We will continue to consider the outcome of future advisory votes on executive compensation when establishing the Company’s compensation programs and policies and making compensation decisions regarding our named executive officers.

Our Use of Abbreviations: We use a number of abbreviations in this proxy statement. We refer to UDR, Inc. as “UDR,” “the Company,” “we,” “us” or “our” and to our board of directors as the “board.”  The term “proxy materials” includes this proxy statement, as well as the enclosed proxy card. References to “fiscal 2018” and “fiscal 2019” mean our 2018 fiscal year, which began on January 1, 2018 and ended on December 31, 2018, and our 2019 fiscal year, which began on January 1, 2019 and will end on December 31, 2019, respectively. We refer to the Audit and Risk Management Committee as the “Audit Committee.”  We refer to the U.S. Securities and Exchange Commission as the “SEC” and we refer to the New York Stock Exchange as the “NYSE.”  Our 2019 Annual Meeting of Shareholders to be held on May 16, 2019 is simply referred to as the “meeting” or the “annual meeting.”

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

PROPOSAL NO. 1 ELECTION OF DIRECTORS

The eight individuals listed below, each of whom is currently a member of the board, have been nominated for election to the board at the 2019 annual meeting of shareholders.  Mr. Freeman and Dr. Sagalyn, who are currently directors, will not stand for reelection to the board.  If any of the nominees is unable or declines to serve as a director at the time of the meeting, the proxies will be voted for any nominee who is designated by the present board to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The directors elected will hold their respective offices until the next annual meeting of shareholders or until their successors are elected and qualified.

Each nominee brings a strong and unique background and set of skills to our board, giving the board as a whole competence and experience in a wide variety of areas of value to the Company, including corporate governance and board service, executive management, corporate finance and financial markets, real estate investment and the real estate industry and civic leadership. For each of our director nominees, set forth below are the specific experience, qualifications, attributes or skills that led the board to conclude that the person should serve as a director for the Company. There is no family relationship between any of our directors or executive officers.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Board Expertise

At UDR, we believe that diversity of background and perspective is an important attribute of a well-functioning board. Collectively, the members of our board standing for election embody a range of viewpoints, backgrounds and expertise:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

KATHERINE A. CATTANACH, PH.D.		JON A. GROVE
Age:	74	Age:	74
UDR Board Service		UDR Board Service
	Tenure: 13 years (2006)		Tenure: 21 years (1998)
	Audit Committee		Compensation Committee
	Governance Committee

	Independent		Independent

Professional Experience

    Former General Partner of INVESCO Private Capital, Inc. (formerly Sovereign Financial Services, Inc.), a company specializing in private equity investments, from 1987 to 2005.

Relevant Skills

    Currently a member of the Institute of Chartered Financial Analysts.

    Has a strong background in both business and academia, and her expertise in investments and finance is recognized nationally and internationally.

    Has executive management experience, having served as Founder and Chief Executive Officer of Sovereign Financial Services, Inc. and as Executive Vice President of Captiva Corporation.

    Has a Ph.D. in Finance and has served on the faculty of the College of Business at the University of Denver and as an Associate Professor of Finance at the University of Denver’s Graduate School of Business.

Other

    Secretary and a member of the Board of Trustees of Great Outdoors Colorado. She is active in, and serves as a member of, numerous charitable organizations.

    Member of the board of directors and chair of the audit committee of Great West Trust Company.

    Extensive civic leadership, including the Colorado Commission on Higher Education, the Governing Board for the Colorado State University System, the Foundation for Metropolitan State College, the Board of Trustees for the Colorado Chapter of the Nature Conservancy and the Board of Trustees for the Yellowstone Association.

    From 2005 to March 2006, she served as a director and member of the audit and compensation committees of Collect America, Ltd.

    Has served as a member of several corporate boards and board committees and on several partnership advisory boards.

Professional Experience

    Former Chairman, President and Chief Executive Officer of ASR Investments Corporation from its organization in 1987 until our acquisition of ASR in 1998.

    Former Chairman and director of American Southwest Holdings, LLC and SecurNet Mortgage Securities LLC.

Relevant Skills

    From 1987 to 1998, served as the Chairman, President and Chief Executive Officer of a publicly traded real estate investment trust that owned and operated apartment communities.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

MARY ANN KING		JAMES D. KLINGBEIL
Age:	66	Age:	83
UDR Board Service		UDR Board Service
	Tenure: 4 years (2015)		Tenure: 21 years (1998)
	Audit Committee		Lead Independent Director
			Executive Committee Chair
			Nominating Committee Chair

	Independent		Independent

Professional Experience

    Co-Chair of Moran & Company, a real estate brokerage firm focusing exclusively on multifamily assets and mixed use assets with significant multifamily components.

    Partner in Charge of Moran & Company’s Irvine, California office.

Relevant Skills

    Ms. King has been in the apartment industry since 1983.

    Has served three terms as a ULI trustee.

    Is currently a member of the National Multifamily Housing Council’s Executive Committee.

    Previously served on the National Multifamily Housing Council’s Leadership Team from 2000 to 2008 and chaired that organization from 2006 to 2008.

Other

    Over the Rainbow Association – Member of the Board of Directors, Member of the Executive Committee and Development Committee and Member and Vice Chairman of the Association’s LIFE Fund.

    Member of the Advisory Board of Sack Properties.

    Full Member of ULI and Member of MFC-Blue Product Council; former Trustee from 2012-2015 and former Product Council Counselor for all four Multifamily Product Councils.

Professional Experience

    Lead Independent Director since January 2018.

    Chairman of the Board of Directors from March 2010 to December 2017 and Vice Chairman of the Board from October 2000 until March 2010.

    Chairman of Klingbeil Capital Management and The Klingbeil Company.

    Chairman and Chief Executive Officer of American Apartment Communities II from 1995 until its merger with the Company in December of 1998.

    He currently serves as a director of numerous private companies and on the Board of Trustees of The Ohio State University. He is also the past Chairman and a lifetime member of the Board of Trustees of the Urban Land Institute and a member of the ULI Foundation Board.

Relevant Skills

    Mr. Klingbeil has been active in nearly every aspect of real estate investment, development and management for over 50 years, with a special focus on building, acquiring, managing and/or selling multifamily communities.

    Chairman and Chief Executive Officer of American Apartment Communities II, which had a value of $800 million when we acquired it in December 1998, and he has demonstrated exceptional leadership abilities as a member of our board since that acquisition.

4     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

CLINT D. MCDONNOUGH		ROBERT A. MCNAMARA
Age:	63	Age:	65
UDR Board Service		UDR Board Service
	Tenure: 3 years (2016)		Tenure: 5 years (2014)
	Audit Committee Chair		Compensation Committee
	Nominating Committee

	Independent		Independent

Professional Experience

    Managing Partner of McDonnough Consulting LLC, a consulting firm, since May 2016.

    Served 38 years for Ernst & Young LLP before retiring in June, 2015.

    In his role as Office Managing Partner for Dallas, Texas, he was responsible for day-to-day practice operations.

    Prior to serving as the Office Managing Partner, Mr. McDonnough was the firm’s Managing Partner of Assurance & Advisory Business Services for the Southwest Area practice. He also served as Ernst & Young’s National Director of Real Estate Advisory Services.

Relevant Skills

    Served as Ernst & Young’s National Director of Real Estate Advisory Services, creating a unified national real estate consulting practice.

Other

    Has an extensive background in accounting, auditing and advisory services, having worked for 38 years with Ernst & Young LLP, including as the firm’s Office Managing Partner for Dallas, Texas, as Managing Partner of Assurance & Advisory Business Services for the Southwest Practice Area and as Director of Real Estate Advisory Services.

    Mr. McDonnough serves on the board of directors and is chair of the audit committee of Forterra (Nasdaq), a manufacturer of water and drainage pipe and products, and serves on the board of directors and chair of the audit committee of Orix USA, a diversified financial services company.

    Active in, and serves on the boards of, several charitable, civic and educational organizations.

Professional Experience

    Former Group Chief Risk Officer of the Lend Lease Corporation (ASX), an international property and infrastructure firm from 2014 to 2017.

    Former Chief Executive Officer Americas of Lend Lease Corporation (ASX) from 2010 to 2014.

    Former Chairman and Chief Executive Officer of Penhall/LVI International, an environmental remediation, concrete services and infrastructure repair firm, from 2006 to 2010.

    Mr. McNamara held various positions at Fluor Corporation, a global engineering and construction company, from 1996 to 2006, including Senior Executive and Group President.

    Mr. McNamara began his career at Marshall Contractors, Inc., a general contractor, where he held various positions from 1978 to 1996, including President and Chief Operating Officer.

Relevant Skills

    Was responsible for ensuring Lend Lease achieves world’s best practice in risk management and operational excellence. He also oversaw Lend Lease’s Building, Engineering and Services business in Australia.

    Mr. McNamara is an accomplished senior executive with significant expertise in construction, development and real estate investment.

    He brings to the board over 35 years of experience managing global businesses in the development, design and delivery of projects in the government, institutional, infrastructure and industrial sectors in senior management positions.

Other

    Member of the Board of Directors and a member of the audit committee of Jacobs Engineering Group, Inc. (NYSE), a provider of technical, professional and construction services.

    Former Board member of several privately-held firms.

    Mr. McNamara has also served on the board of the US China Business Council and as Chairman for the Construction Industry Institute’s Technology Implementation Task Force.

5     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

MARK R. PATTERSON		THOMAS W. TOOMEY
Age:	58	Age:	58
UDR Board Service		UDR Board Service
	Tenure: 5 years (2014)		Tenure: 18 years (2001)
	Compensation Committee Chair		Chairman of the Board
	Nominating Committee		Executive Committee

Independent

Professional Experience

    Currently a real estate consultant and financial advisor and is a director and President of MP Realty Advisors, LLC.

    From September 2010 until March 2016, Mr. Patterson was Chairman, and until January 2015, Chairman and Chief Executive Officer, of Boomerang Systems, Inc., a manufacturer of fully automated, robotic parking systems.  In August 2015, Boomerang Systems, Inc. filed for bankruptcy under Chapter 11 of the US Bankruptcy Code.

    Until January 2009, Mr. Patterson was a Managing Director and the Head of Real Estate Global Principal Investments at Merrill Lynch, where he oversaw the real estate principal investing activities of Merrill Lynch. Mr. Patterson joined Merrill Lynch in April 2005 as the Global Head of Real Estate Investment Banking and in 2006 he also became the Co-Head of Global Commercial Real Estate, which encompassed real estate investment banking, principal investing and mortgage debt.

    Prior to joining Merrill Lynch, Mr. Patterson spent 16 years at Citigroup, where he was the Global Head of Real Estate Investment Banking since 1996.

    Previously, Mr. Patterson was with Chemical Realty Trust in New York from 1987 to 1989, as an Associate in the Real Estate Investment Banking group and in the Real Estate Group at Arthur Andersen in Houston, Texas from 1982 to 1985.

Relevant Skills

    Mr. Patterson has a strong background in real estate finance. During his tenure as Managing Director and Head of Real Estate Global Principal Investments at Merrill Lynch, Mr. Patterson oversaw investment banking, private equity and real estate debt.

Other

    Mr. Patterson is Chair of the board of directors, Chair of the governance committee and a member of the compensation committee and the investment committee of Americold Realty Trust (NYSE), a REIT focused on temperature-controlled warehouses, serves on the board of directors and is a member of the audit committee and compensation committee of Digital Realty Trust (NYSE), a REIT focused on data centers, and serves on the board of directors and is a member of the compensation committee and governance committee of Paramount Group, Inc. (NYSE), a REIT focused on Class A office properties.

•    Between 2011 and 2017, Mr. Patterson served on the board of directors and was a member of the audit, compensation and governance committees of General Growth Properties, a REIT focused on shopping malls, which was listed on the NYSE until its acquisition in 2018.

•    Mr. Patterson is an Advisory Director for Investcorp International, Inc., a global private equity manager, and a senior advisor to Rockefeller Capital Management, a private wealth management firm.

Professional Experience

    Chairman and Chief Executive Officer of UDR, Inc., an $18 billion, S&P 500 company, having served as Chief Executive Officer and a member of the board since joining the Company in 2001.  Mr. Toomey also served as President of the Company from 2001 to 2019.

    Over his tenure, Mr. Toomey has been instrumental in repositioning UDR’s portfolio, including the acquisition and disposition of over $17 billion in multifamily communities and development of $4 billion in multifamily communities, which has led to above average return of 13% for UDR’s shareholders. As of December 2018, UDR owned or had an ownership interest in approximately 48,860 apartment homes in select markets across the U.S.

Relevant Skills

    Chief Executive Officer of UDR.

    Prior to heading UDR, Mr. Toomey held various senior positions, including Chief Operating Officer and Chief Financial Officer, with AIMCO (NYSE), a multifamily REIT peer. At AIMCO, Mr. Toomey was instrumental in transforming the company into the largest apartment owner in the U.S., growing its portfolio ten-fold over his tenure.

    Prior to AIMCO, Mr. Toomey served as a Senior Vice President with Lincoln Property Company, a multifaceted, national real estate firm, for five years.

Other

•    As a leader in the real estate industry, Mr. Toomey is Global Chair, a Trustee, Governor and Board member of the Urban Land Institute (ULI), a member of the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), on the Executive Committee of the National Multi Housing Council (NMHC), a member of The Real Estate Roundtable and is Chair and a Trustee of the Oregon State University Foundation.

    Mr. Toomey served on the board of directors and was a member of the audit committee of The Ryland Group, Inc. (NYSE), a home builder, from December 2013 until its merger with Standard Pacific in October 2015.

6     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election. A majority of the votes cast means that the number of shares voted “for” a director’s election exceeds fifty percent of the total number of votes cast with respect to that director’s election. If an incumbent director does not receive a majority of the votes cast for his or her election, the director is required to tender his or her resignation for the consideration of the board. See “Corporate Governance Matters – Majority Voting Standard for Uncontested Director Elections.”

  Our board recommends that the

shareholders vote “FOR” the director nominees listed above.

7     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

CORPORATE GOVERNANCE MATTERS

Corporate Governance Overview

We believe that effective and transparent corporate governance is critical to our long-term success and our ability to create value for our shareholders. We frequently review our corporate governance policies, monitor emerging developments in corporate governance and enhance our policies and procedures when our board determines that it would benefit our Company and our shareholders to do so.

We maintain a corporate governance page on our website that includes key information about UDR’s corporate governance, including our:

•	Statement on Corporate Governance;
•	Code of Business Conduct and Ethics;
•	Code of Ethics for Senior Financial Officers;
•	Related Person Transactions Policy;
•	Amended and Restated Insider Trading Policy;
•	Recoupment of Performance-Based Incentives Policy;
•	Executive Stock Ownership Guidelines;
•	Charter of the Audit Committee;
•	Charter of the Compensation Committee;
•	Charter of the Governance Committee; and
•	Charter of the Nominating Committee.

All of these documents can be found by accessing the “Investor Relations” page at ir.udr.com and then clicking on “Corporate Governance” and “Governance Documents.” The documents noted above will also be provided without charge to any shareholder who requests them. Any changes to these documents, and any waivers granted by us with respect to our Code of Business Conduct and Ethics and our Code of Ethics for Senior Financial Officers, will be posted on our website.

We also monitor our corporate governance policies and practices to maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the rules of the SEC and the corporate governance rules of the NYSE. Our policies and practices meet, and in many cases exceed, the listing requirements of the NYSE, applicable SEC rules and the corporate governance requirements of the Sarbanes-Oxley Act and the Dodd-Frank Act, including:

•	The board has adopted clear corporate governance policies;
•	Nine of our ten current board members (and seven of the eight to be voted on at the 2019 annual meeting) are independent directors as defined by the NYSE;
•	The independent directors meet regularly without the presence of management;

8     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

•	All members of the Audit Committee, Compensation Committee, Governance Committee and Nominating Committee are independent directors;
•	While the Chairman and Chief Executive Officer role is combined, the board has appointed a Lead Independent Director in accordance with our Statement on Corporate Governance;
•	The charters of the board committees clearly establish their respective roles and responsibilities and are reviewed annually;
•	The board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees;
•	We have a Code of Ethics for Senior Financial Officers that applies to our senior financial officers; and
•

We have a hotline with a 1-800 number and a third-party anonymous reporting system at www.mysafeworkplace.com available to all employees, and our Audit Committee has procedures in place for the anonymous submission of any employee complaint, including those relating to accounting, internal controls or auditing matters. Instructions for making a report are published in the Corporate Governance subsection of the Investor Relations page of the Company’s website at ir.udr.com.

Majority Voting Standard for Uncontested Director Elections

The Company’s bylaws specify a majority voting standard in uncontested director elections, which incorporates a director resignation policy for any director who does not receive the requisite vote. Under this majority voting standard, the affirmative vote of a majority of the votes cast is required for the election of a director in an uncontested election. A majority of the votes cast means that the number of shares voted “for” a director’s election exceeds fifty percent of the total number of votes cast with respect to that director’s election. If an incumbent director does not receive a majority of the votes cast for his or her election, the director is required to tender his or her resignation to the board. The board would then decide within 90 days following certification of the shareholder vote, through a process managed by the Governance Committee and excluding the nominee in question, whether to accept or reject the tendered resignation, or whether other action is recommended. The board would promptly publicly disclose its decision and rationale. If an incumbent director’s resignation is accepted by the board, then the board may fill the resulting vacancy or decrease the size of the board in accordance with the bylaws. If a director's resignation is not accepted by the board, such director will continue to serve until his or her successor is duly elected and qualified, or his or her earlier death, resignation, retirement or removal. For the purposes of applying this majority voting standard, an election is considered “uncontested” if no shareholder provides notice of intention to nominate one or more candidates to compete with the boards’ nominees in the manner required by the bylaws, or if any such shareholder or shareholders have withdrawn all such nominations at least ten (10) days prior to the filing our definitive proxy statement with the SEC. In any contested election, each director shall be elected by a plurality of votes cast, in which case each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

Our Commitment to Shareholder Engagement

The Company has an ongoing proactive practice of meeting with and discussing corporate governance issues with significant shareholders throughout the year. During 2018, we again demonstrated our commitment to shareholder engagement, communication and transparency.  During the year, representatives of the Company had 393 interactions with holders of our common stock, through meetings and property tours, representing more than 80.4% of our outstanding common stock.

9     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Identification and Selection of Nominees for Directors

Our Nominating Committee works closely with our Chairman and Chief Executive Officer (“CEO”) and Lead Independent Director (who currently serves as Chairman of the Nominating Committee) in recommending to the board criteria for open board positions, taking into account such factors as the Nominating Committee deems important, including, among others, the current composition of the board, the range of talents, experiences, expertise and skills that would complement those already represented on the board and those that would help achieve the Company’s goals. In evaluating a nominee, the board, acting through our Nominating Committee, will consider, among other things, whether a potential director nominee has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the board. The Nominating Committee considers candidates that are suggested by members of the board, as well as management, our shareholders and any director search firm retained by the board or the Nominating Committee, using the same criteria to evaluate all candidates.

The board believes its effectiveness is enhanced by being comprised of individuals with diverse backgrounds, skills and experience that are relevant to the role of the board and the needs of our business. Accordingly, the board, through the Nominating Committee and in consultation with our CEO, will regularly review the changing needs of the business and the skills and experience of its board members, with the intention that the board will be periodically “renewed” as certain directors rotate off and new directors are recruited. The board’s commitment to diversity and renewal will be tempered by the need to balance change with continuity and experience. The board believes that its commitment in this regard has been effective in establishing a board that consists of members with diverse backgrounds, skills and experience that are relevant to the role of the board and the needs of the business, and the board will continue to monitor the effectiveness of these efforts as part of its periodic self-assessment process.

Once a potential director nominee has been identified, the Nominating Committee, in consultation with the Chairman and CEO and Lead Independent Director, will evaluate the prospective nominee against the specific criteria that have been established, as well as the standards and qualifications contained in our Statement on Corporate Governance. If it is determined based upon a preliminary review that a candidate warrants further consideration, members of the board, as appropriate, will interview the prospective nominee. After completing this evaluation and interview process, the board makes the final determination as to whether to nominate or appoint the new director.

10     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

In addition to any other applicable requirements, Section 2.11 of the bylaws sets forth the procedures and requirements relating to nominations of directors by shareholders. Any shareholder who wishes to recommend a prospective nominee for consideration at our 2020 annual meeting of shareholders must submit specified information, no sooner than October 29, 2019 and no later than November 28, 2019.

Each proposed candidate also must submit a written questionnaire, representation and agreement specifically addressing agreements, arrangements or understandings that the candidate has with certain other persons, including with respect to voting commitments and compensation, as well as a representation and agreement to comply with our applicable policies, codes and guidelines. Such information should be sent to the attention of our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Proxy Access

The Company’s bylaws include a proxy access provision which permits a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s proxy materials director candidates constituting up to 20% of the board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the bylaws.

Shareholder Bylaw Amendments

At our 2018 annual meeting, the Company sought shareholder approval to amend our charter to remove the exclusive ability of the board, as is permitted by Maryland law, to amend our bylaws. The amendment to our charter received the approval of 74% of the votes cast.

Prior to our 2018 annual meeting, we reached out to shareholders holding approximately 74% of our outstanding common stock regarding our proposed amendment to our bylaws.  We discussed the proposed amendment with 24 of our largest shareholders representing approximately 63% of our outstanding common stock.  Based on such discussions, the vast majority of such shareholders’ view was that an ownership limit in excess of that provided by Rule 14a‑8 promulgated by the Securities and Exchange Commission would be appropriate in order to ensure that the shareholder proposing an amendment to our bylaws was committed to the long-term success of the Company as evidenced by being a long-term investor with a substantial ownership interest in the Company.  While there were shareholders who informed us that our proposed ownership limit was acceptable, there was not a consensus as to what is the appropriate ownership limit, with some shareholders indicating that they consider it on a case-by-case basis.  In addition, our own research confirmed that a number of public companies require a supermajority vote of shareholders to amend the bylaws and that a number of companies incorporated in Maryland provided and continue to provide their board of directors with the exclusive ability to amend the bylaws, as is permitted by Maryland law.

Following the approval by our shareholders of the charter amendment, the board amended our bylaws to provide that a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Company’s outstanding common stock continuously for at least three years could propose a binding amendment to our bylaws.  A shareholder proposal submitted under our amended bylaws may not alter, modify or repeal Article VII of the bylaws (which addresses indemnification) or Section 8.5 (which addresses procedures for amending the bylaws) without the approval of any indemnitees adversely affected or our board, respectively.

While the board believes that the bylaw amendment is appropriate, the board routinely considers governance matters, including the views of our shareholders, and may in the future determine that it is appropriate to take further action with respect to our shareholders’ ability to propose binding amendments to our bylaws.

11     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Director Rotation and Retirement

Directors are elected annually to serve for a term until the next annual meeting of shareholders or until their successors are elected and qualified. The board does not impose arbitrary limits on the number of terms a director may serve. However, the Nominating Committee will consider various criteria, including a director’s contribution to the board, in determining whether or not to recommend a director for re-election. Employee directors are required to resign as a director after ceasing to be an employee, unless the board asks them to continue to serve. The Chairman will refer the resignation to the Governance Committee for review. The board will decide, in light of the circumstances and the recommendation of the Governance Committee, the date at which the resignation will become effective. A vacancy created by a director’s retirement may be filled by a majority of the remaining directors in accordance with our bylaws. A director so appointed to fill the vacancy will stand for re-election at the first annual meeting of shareholders following that director’s appointment to the board if recommended for re-election by the Nominating Committee. In addition, the Company requires that directors tender their resignation when they change employment or other significant organizational affiliations. The board then decides, in light of the circumstances and the recommendation of the Governance Committee, whether to accept such resignation.

Director Independence

The board’s policy is that a significant majority of its members should be independent directors (see our Statement on Corporate Governance, which is available on our website at ir.udr.com). Each year, the board affirmatively determines whether each director has any material relationship with the Company (directly, or as a partner, shareholder or officer of an organization that has such a relationship with the Company), as defined under the NYSE listing standards and the Company’s director independence standards. The board has determined that all directors who served in 2018, and the directors who are standing for election at the annual meeting, are independent under both sets of standards, except Mr. Toomey, who is not independent because, in addition to serving as Chairman, he is the Company’s Chief Executive Officer. Additional information about each of the directors standing for election is set forth under Proposal No. 1 in this proxy statement. In making these independence determinations, the board considered information submitted by the directors in response to directors’ questionnaires and information obtained from the Company’s internal records.

Succession Planning

One of the primary responsibilities of the board is to ensure that the Company has the necessary senior management talent to pursue our strategies and to be successful. The Company’s Statement on Corporate Governance states that the board is responsible for appointing the CEO, and planning for his succession, as well as the succession for other executive officers of the Company. The Compensation Committee is responsible for annually reviewing the development and retention plans for the Company’s key executive officers, including the CEO, reviewing and approving a succession plan for the CEO, and ensuring succession plans are in place for the Company’s key executive officers reporting to the CEO. Consistent with its responsibilities, the Compensation Committee regularly reviews succession plans for the CEO and the key executive officers, and reports to the board regarding those plans. Under the direction of the Compensation Committee, the CEO and the SVP of HR have undertaken and continue to undertake a concerted effort to develop and implement a strategy to identify, assess and develop successors for the key executive officers. This effort involves potential candidates working with third party consultants and completing a series of leadership assessment programs with the goal of determining skill sets and executive potential as potential successors for key executive officers.

12     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The graphic below illustrates the activities taken in connection with succession planning.

The Company has a proven track record on talent development and succession.  For example, Mr. Davis was promoted to President and five Vice Presidents were promoted to Senior Vice Presidents in 2019, and we had successful CFO and Chief Accounting Officer transitions in 2017.

13     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The following outlines certain highlights of our succession planning:

Management Succession
•	The Company maintains an executive talent pipeline for every executive officer position, including the CEO position.
•

The executive talent pipeline includes “interim,” “ready now,” and “under development” candidates for each position.  The Company has an intentional focus on those formally under development for executive roles.  Management is also focused on attracting, developing and retaining strong talent across the organization.

•

The executive talent pipeline is formally updated annually and is the main topic of at least two of the Compensation Committee’s meetings each year.  The Compensation Committee also reviews the pipeline in connection with year-end performance and compensation reviews for every executive officer position.  The pipeline is discussed regularly at the executive management level as well.

•	Talent development and succession planning is a coordinated effort among the CEO, the Compensation Committee, and the Company’s Human Resources team, as well as each succession candidate.
•	The board is provided exposure to succession candidates for executive officer positions, including by attendance of potential candidates at board meetings from time-to-time.
•	All executive succession candidates have formal development plans.
•	All CEO succession candidates receive one-on-one development from a professional executive coach.
•	The CEO provides formal updates to the Compensation Committee and the Board annually on CEO succession candidates’ development plan progress.
•

The Company maintains a forward-looking approach to succession. Positions are filled considering the business strategy and needs at the time of a vacancy and the candidate’s skills, experience, expertise, leadership and fit.

Director Responsibilities and Obligations

Our directors have specific responsibilities and obligations arising from their service on the board and the Committees of the board, as described in the table below:

Responsibilities of the Board of Directors:

In addition to each director’s basic duties of care and loyalty, the board has separate and specific obligations under our Statement on Corporate Governance. Among other things, these obligations require directors to effectively monitor management’s capabilities, compensation, risk oversight, leadership and performance, without undermining management’s ability to successfully operate the business. In addition, the board and the board’s committees have the authority to retain outside legal, accounting or other advisors, as necessary, to carry out their responsibilities.

Director Education:

All directors are expected to be knowledgeable about the Company and its industry and to understand their duties and responsibilities as directors. The Company recognizes the importance of continuing education for directors and is committed to supporting continuing director education in order to enhance board and committee performance. We conduct periodic continuing education for directors and, at a director’s request, we will arrange for the director’s participation in cost-effective continuing education programs offered by third parties that are relevant to the director’s role as a board and committee member. All of our independent directors are expected to participate in orientation programs. In addition, orientation sessions are conducted by senior management to familiarize directors with the Company’s strategic plans, significant financial, accounting and risk management issues, our compliance programs, our Code of Business Conduct and Ethics, and our principal officers, as well as our internal and external auditors.  Finally, certain board meetings are held in locations where we own properties so that directors can observe our properties and operations.

Director Evaluations:

The board, acting through the Governance Committee, annually evaluates the effectiveness of the board collectively and of board members individually, and the performance of each standing board committee. The Governance Committee determines the appropriate means for this evaluation.

Committee Evaluations:	Each committee of the board annually evaluates the effectiveness and performance of each respective committee collectively and of the members of each respective committee individually.
Directors’ Share Ownership Guidelines:

Our Statement on Corporate Governance provides that each director is expected to develop a meaningful equity stake in our Company over time and that after the fifth anniversary of election to the board, each director is required to own shares of the Company’s common stock and/or LTIP Units (as described below) equivalent to not less than 5 times their respective annual cash retainer. Each of our directors is in compliance with our share ownership guidelines.

Board Attendance at Annual Meeting:

The board has adopted the following policy on director attendance at meetings: Absent extenuating circumstances, directors are expected to attend in person our annual meeting of shareholders, all regularly scheduled board and committee meetings and to participate telephonically in regularly scheduled board and committee meetings when they are unable to attend in person. All of our directors attended our 2018 annual meeting of shareholders.

14     |    UDR

PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Board Leadership Structure and Committees

The leadership structure of the board and information regarding the Audit, Compensation, Governance and Nominating Committees is provided in the following table:

Board Leadership Structure:

The board periodically evaluates our board leadership structure. As stated in our Statement on Corporate Governance, the board will exercise its discretion in combining or separating the offices of Chairman of the Board and Chief Executive Officer. The determination is based on the board’s judgment of the best interests of the Company and its shareholders from time to time.

We currently combine the roles of the Chairman of the Board and Chief Executive Officer.  Effective January 1, 2018, the board appointed Mr. Toomey Chairman of the Board, in addition to his roles at that time of Chief Executive Officer and President. The appointment of Mr. Toomey to the role of Chairman of the Board, Chief Executive Officer and President in 2018 reflected his strong knowledge of the multifamily real estate industry and the complex operations of UDR. Effective January 1, 2019, Mr. Toomey resigned as President and Mr. Davis was appointed President – Chief Operating Officer. The board believes that while serving as Chairman and Chief Executive Officer, Mr. Toomey is best equipped to lead the board in the discussion of key business and strategic matters, and to focus the board on the most critical issues facing UDR. The board further believes that, in serving as the Chairman and Chief Executive Officer, Mr. Toomey offers the Company-specific expertise and extensive industry knowledge that is necessary as we pursue our five strategic objectives, which are operating excellence, balance sheet strength, portfolio diversification, capital allocation and creating an empowering culture and a great place to work and live, while at the same time leading the board’s efforts in oversight of the Company and its management.

Our Statement on Corporate Governance provides that if the offices of Chairman of the Board and Chief Executive Officer are combined, or if the Chairman does not qualify as an independent director, the board will designate a Lead Independent Director, who will chair the executive sessions of the board and have such other duties as the board deems appropriate. The name of the Lead Independent Director will be disclosed in our annual proxy statement.

Effective January 1, 2018, the board appointed Mr. Klingbeil as Lead Independent Director.  Mr. Klingbeil has extensive experience leading the board, having served as Chairman of the Board since 2010, and having served as Vice Chairman of the Board from 2000 to 2010.  Mr. Klingbeil has served on the board since 1998. As Lead Independent Director, Mr. Klingbeil’s duties include:

•   presiding at all meetings of the board at which the Chairman is not present;

•   calling meetings of the independent directors;

•   chairing meetings of the independent directors;

•   serving as a liaison between the Chairman and the independent directors;

•   approving agendas for the meetings of the board;

•   approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•   developing and managing (with oversight from the Governance Committee) a process for the annual evaluation of the effectiveness of directors and the board;

•   serving as an informal advisor to the Chairman on matters pertaining to board practices; and

•   performing such other duties as the board may from time to time delegate.

The board’s administration of its risk oversight function has not affected the board’s leadership structure.

Independence of the Audit, Compensation, Governance and Nominating Committees:

The Audit, Compensation, Governance and Nominating Committees consist entirely of independent directors, as defined in the NYSE listing standards and the Company’s director independence standards. Each member of the Audit Committee and the Compensation Committee also satisfies the additional independence requirements set forth in rules under the Securities Exchange Act of 1934 and the NYSE listing standards.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Audit Committee Financial Expert:

Each member of the Audit Committee is financially literate, and the board has determined that each member of the Audit Committee is an “audit committee financial expert” within the meaning of the SEC’s regulations.

Executive Sessions of Independent Directors:

Our independent directors hold regularly scheduled executive sessions at which our independent directors meet without the presence of management. These executive sessions generally occur around regularly scheduled meetings of the board. The Lead Independent Director presides as chairman of these executive sessions. The Lead Independent Director is an independent director.

Compensation Committee Interlocks and Insider Participation:

The members of the Compensation Committee in fiscal 2018 included Jon A. Grove, Robert A. McNamara, Mark A. Patterson (Chairman) and Lynne B. Sagalyn. None of the members of the Compensation Committee during fiscal 2018, or as of the date of this proxy statement, is a former or current officer or employee of the Company or has any interlocking relationships as set forth in applicable SEC rules. In addition, during 2018 and through the date of this proxy statement, none of our executive officers has served as a member of the board or compensation committee of any other entity that has one or more executive officers serving as a member of our board or Compensation Committee.

 Role of Compensation Committee and Compensation Consultants

Our Compensation Committee is responsible for developing and administering compensation programs for (1) our directors, (2) our executive officers, including base salaries and short-term and long-term incentive compensation plans, and (3) long-term incentive compensation plans for all of our associates. Annually, the entire board submits an evaluation of the CEO’s performance to the Chairman of the Compensation Committee and then the board meets in executive session to discuss and evaluate the performance of our CEO.  After that, the members of the Compensation Committee meet in executive session, without the CEO present, to further discuss and evaluate the performance of our CEO.

Our CEO makes recommendations to, and consults with, the Compensation Committee with respect to the compensation for the executive officers who report directly to our CEO.

The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee engaged FPL Advisory Group as its independent compensation consultant.

FPL reports directly to the Compensation Committee, and the Compensation Committee is free to replace FPL or to hire additional consultants from time to time. FPL does not have any conflict of interest with the Company, the members of the Compensation Committee or our executive officers. For more information regarding the Compensation Committee’s compensation consultants, see “Executive Compensation — Compensation Discussion and Analysis — Compensation Consultants.”

Board of Directors and Committee Meetings

The board held six meetings during fiscal 2018, including two meetings that were held by teleconference. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the board, and (2) the total number of meetings held by all committees of the board on which he or she served during fiscal 2018. The board has standing Audit, Compensation, Governance, Nominating and Executive Committees to assist it in discharging its duties. Information regarding each committee is set forth below:

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Committee	Members on 12/31/2018	Key Functions	Number of Meetings in 2018
Audit	Clint D. McDonnough(1) Katherine A. Cattanach Robert P. Freeman Mary Ann King

• Assists the board in its general oversight of our accounting financial reporting process, audits of our financial statements, internal controls and internal audit functions

• Appointment, compensation and oversight of our independent auditors

• Represents and assists the board in its oversight of:

• the quality or integrity of our financial statements;

• our compliance with legal and regulatory requirements; and

• the performance of our internal audit department and independent auditors

• Discusses the adequacy and effectiveness of our internal controls over financial reporting

• Oversees our compliance with procedures and processes pertaining to corporate ethics and standards of business conduct

• Establishes procedures for the receipt, retention and treatment of complaints received concerning accounting, auditing, internal controls and financial reporting matters

• Oversees risk management policies and risk assessment

• Pre-approves all non-audit services to be provided to the Company by the independent auditors

9
Compensation	Mark R. Patterson(1) Jon A. Grove Robert A. McNamara Lynne B. Sagalyn

• Administers and approves general compensation policies applicable to our key executive officers

• Reviews and approves compensation for the board and its committees

• Reviews and ensures the appropriate administration of our compensation and benefit plans, programs and policies

• Determines and approves the compensation of our CEO

• Sets annual objectives for, and evaluates the performance of, our CEO, with input from the board

• Reviews and recommends to the board short- and long-term compensation for the principal officers of the Company who report directly to our CEO

• Approves all employment and severance agreements for senior vice presidents and above

• Reviews and approves the contributions and awards, if any, under the management incentive programs and other management compensation, if any, including the long-term incentive plan

• Appoints and provides oversight of independent compensation consultants

5
Governance	Robert P. Freeman(1) Katherine A. Cattanach Lynne B. Sagalyn	• Exercises general oversight of board governance matters • Reviews the size, role, composition and structure of our board and its committees • Reviews and evaluates the board and its members • Reviews and updates our Corporate Governance Policies • Considers, develops and makes recommendations to the board regarding matters related to corporate governance • Ensures that each committee conducts an annual assessment	4
Nominating	James D. Klingbeil(1) Robert P. Freeman Clint D. McDonnough Mark R. Patterson

•  Identifies, evaluates and recommends to the board individuals qualified to serve as directors of the Company

• Establishes criteria for the selection of new directors

• Reviews the suitability for continued service as a director of board members

• Establishes procedures for the submission or recommendations by shareholders

0*

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Committee	Members on 12/31/2018	Key Functions	Number of Meetings in 2018
Executive	James D. Klingbeil(1) Lynne B. Sagalyn Thomas W. Toomey	• Performs the duties and exercises the powers delegated to it by the board • Meets only when board action on a significant matter is required and it is impractical or not feasible to convene a full meeting of the board	0
(1)	Committee Chair.
*	During 2018, the board as a whole discussed board succession and refreshment.

The Role of the Board in Risk Oversight

The board has oversight responsibility with respect to risk management and is not responsible for day-to-day management of risk, which is the responsibility of senior management. The board’s role in the Company’s risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, strategic, cybersecurity and reputational risks. The Audit Committee, established in accordance with the applicable provisions of the Securities Exchange Act of 1934, assists the board in fulfilling its oversight responsibility by performing the following:

•

reviewing with management the Company’s major financial exposures, including risk exposure to floating rate debt and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment process and risk management policies and net financial funding requirements, including financial flexibility, balance sheet maturities and financial ratios;

•

reviewing and discussing with management, the internal auditors and the independent auditors, the Company’s policies with respect to risk assessment and risk management, including operational risks such as cybersecurity risk;

•

establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters;

•

at each meeting reviews and discusses our cybersecurity risk matrix that identifies cybersecurity risks and measures our efficiency with respect to initiatives (including training initiatives) related to cybersecurity; and

•	at each meeting reviews and discusses our enterprise risk management and key risks, controls and mitigants.

Board Evaluation

The board, through the Governance Committee, annually evaluates the board and its members as follows:

STEPS TO ACHIEVE BOARD EFFECTIVENESS – EVALUATION PROCESSES

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Communicating with the Board

Our board provides a process for shareholders and all other interested parties to send communications to the board. Any shareholder and all other interested parties who wish to communicate with the board or any specific director, including the Chairman or the Lead Independent Director, may write to:

UDR, Inc. Attn: Board of Directors 1745 Shea Center Drive, Suite 200 Highlands Ranch, Colorado 80129-1540

Depending on the subject matter of the communication, management will:

•	forward the communication to the director or directors to whom it is addressed;
•

attempt to handle the inquiry directly where the communication does not appear to require direct attention by the board, or an individual member of the board, e.g., the communication is a request for information about the Company or is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

Shareholders and all other interested parties may submit concerns regarding accounting matters via the Company’s third-party anonymous reporting system at www.mysafeworkplace.com or by calling 1-800-461-9330. Instructions for making a report are published in the Corporate Governance section of the Investor Relations page of the Company’s website at ir.udr.com.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

COMPENSATION OF DIRECTORS

The following table provides information concerning the compensation of our directors for fiscal 2018.

Director Compensation Table

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)(1)(2)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)(3)	Total ($) (h)
Katherine A. Cattanach(4)	$80,000	$113,114	-0-	-0-	-0-	$7,217	$200,331
Robert P. Freeman(4)	80,000	108,112	-0-	-0-	-0-	7,217	195,329
Jon A. Grove(4)	80,000	121,232	-0-	-0-	-0-	7,720	208,952
Mary Ann King(4)	80,000	108,112	-0-	-0-	-0-	7,217	195,329
James D. Klingbeil(4)	120,000	186,227	-0-	-0-	-0-	11,748	317,975
Clint D. McDonnough(4)	80,000	133,113	-0-	-0-	-0-	7,720	220,833
Robert A. McNamara	80,000	118,115	-0-	-0-	-0-	4,531	202,646
Mark R. Patterson	80,000	118,115	-0-	-0-	-0-	4,531	202,646
Lynne B. Sagalyn(4)	80,000	108,112	-0-	-0-	-0-	7,217	195,329	-
Thomas W. Toomey(5)	-0-	-0-	-0-	-0-	-0-	-0-	-0-

(1)

The dollar amount reflected in the “Stock Awards” column reflects the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of a grant of shares of restricted stock or Class 1 LTIP Units, which vested on the first anniversary date of the grant, as discussed below under “Director Compensation Table Discussion.” For those independent directors who elected to receive restricted stock, the amount of restricted stock was 3,547 shares (6,043 shares for an independent Chairman of the Board), which was priced at $38.06 per share, which was the closing sales price of our common stock on January 2, 2018, the date of grant. For those independent directors who elected to receive Class 1 LTIP Units, the amount was 3,547 units (6,043 units for an independent Chairman of the Board), and the Class 1 LTIP Units were priced at $38.06 per unit, which was the closing sales price of our common stock on January 2, 2018, the date of grant.

(2)

The following table sets forth the restricted stock awards and Class 1 LTIP Unit awards outstanding as of December 31, 2018 for each of our independent directors. Mr. Toomey’s holdings are set forth under the heading “Executive Compensation” in this proxy statement. The restrictions relating to these awards are described in more detail below under the heading “Director Compensation Table Discussion — 2018 Director Compensation Program.”

Director	Restricted Stock Awards Outstanding*	LTIP Unit Awards Outstanding*	Non-Qualified Stock Option Awards Outstanding
Katherine A. Cattanach	1,051	4,598	-0-
Robert P. Freeman	-0-	5,649	-0-
Jon A. Grove	-0-	6,043	-0-
Mary Ann King	-0-	5,649	-0-
James D. Klingbeil	-0-	9,196	-0-
Clint D. McDonnough	2,496	3,547	-0-
Robert A. McNamara	-0-	3,547	-0-
Mark R. Patterson	-0-	3,547	-0-
Lynne B. Sagalyn	-0-	5,649	-0-

*

Restricted stock or LTIP Unit awards that were granted on January 2, 2019 pursuant to our 2019 independent director compensation program are not included in this table, but are discussed below under “Director Compensation Table Discussion — 2019 Director Compensation Program.”

(3)	The dollar amount in this column includes dividends on all outstanding stock awards.

(4)

These directors elected to receive their fees in restricted stock and/or Class 1 LTIP Units, as follows: Dr. Cattanach received 1,051 Class 1 LTIP Units and 1,051 shares of restricted stock, Messrs. Freeman and Grove and Ms. King and Dr. Sagalyn each received 2,102 Class 1 LTIP Units, Mr. Klingbeil received 3,416 Class 1 LTIP Units and Mr. McDonnough received 2,102 shares of restricted stock.

(5)

Mr. Toomey is our Chairman and Chief Executive Officer.  Because he is an employee of the Company, he receives no additional compensation for service as a director of the Company. His total compensation for 2018 is set forth below under the heading “Executive Compensation.”

Director Compensation Table Discussion

Our compensation program for independent directors is designed to attract and retain highly qualified board members who can work with senior management to establish key strategic goals in support of long-term shareholder value creation. The program consists of a combination of a cash retainer fee and a grant of equity awards. Total compensation was targeted at the median level of a diversified group of public REITs. The compensation program was set at competitive levels in recognition of the time commitments and responsibility levels associated with serving on public company boards within the current environment.

The Compensation Committee reviews our independent director compensation annually to ensure that we are competitive and to allow us to recruit and retain qualified candidates to serve as directors of the Company.  The Compensation Committee utilizes FPL to assist the Compensation Committee in reviewing and assessing

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

our independent director compensation program and both a benchmarking study prepared by FPL and other industry data in determining director compensation.

2018 Director Compensation Program
Retainer. For 2018 there was no change to the independent director compensation program, each independent director receives an annual retainer fee of $80,000 ($120,000 for the Lead Independent Director).  The chairpersons of each of the Audit and Compensation Committees also receive an annual retainer fee of $15,000. These fees were paid in January 2018.

The independent directors can elect to receive their 2018 compensation in cash, in stock or Class 1 LTIP Units, or in a combination of cash, stock or Class 1 LTIP Units.

Equity Grant. Each independent director also receives a grant of $135,000 in value of shares of restricted stock and/or Class 1 LTIP Units ($230,000 for the Lead Independent Director).  For those independent directors who elected to receive restricted stock, the restricted stock was priced at $38.06 per share, which was the closing sales price of our common stock on January 2, 2018, the date of grant. The shares of restricted stock vest on December 31, 2018. The independent directors receiving restricted stock are entitled to receive dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled.

For those independent directors who elected to receive Class 1 LTIP Units, the Class 1 LTIP Units were priced at $38.06 per unit, the closing sales price of our common stock on January 2, 2018, the date of grant. The Class 1 LTIP Units vest on December 31, 2018.  The independent directors who received Class 1 LTIP Units were entitled to receive distributions during the vesting period, however any unvested Class 1 LTIP Units at the end of the one-year vesting period would be returned to us and cancelled.

Directors who are also employees of the Company receive no additional compensation for service as a director. All independent directors are reimbursed for expenses incurred in connection with attending a board meeting or committee meeting in accordance with our Director Expense Reimbursement Policy.

2019 Director Compensation Program
The Board of Directors increased the annual independent director equity grant to $160,000 ($230,000 for the Lead Independent Director) in value of shares of restricted stock and/or Class 1 LTIP Units.  In addition, the chairpersons of each of the Audit, Compensation and Governance Committees also receive an annual retainer fee of $15,000.  No other changes were made to the independent director compensation program for 2019.

For those independent directors who elected to receive restricted stock, the restricted stock was priced at $38.39 per share, which was the closing sales price of our common stock on January 2, 2019, the date of grant. The shares of restricted stock vest on December 31, 2019. The independent directors receiving restricted stock are entitled to receive dividends during the vesting period; however, any unvested shares at the end of the one-year vesting period will be returned to us and cancelled.

For those independent directors who elected to receive Class 1 LTIP Units, the Class 1 LTIP Units were priced at $38.39 per unit, the closing sales price of our common stock on January 2, 2019, the date of grant. The Class 1 LTIP Units vest on December 31, 2019.  The independent directors who received Class 1 LTIP Units are entitled to receive distributions during the vesting period, however any unvested Class 1 LTIP Units at the end of the one-year vesting period would be returned to us and cancelled.

All independent directors are reimbursed for expenses incurred in connection with attending a board meeting or committee meeting in accordance with our Director Expense Reimbursement Policy.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Strategy – Updated 2-Year Strategic Plan
ACTIVE AND ENGAGED BOARD – SELECT ACTIONS OVER LAST FIVE YEARS

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table sets forth the shares of our common stock beneficially owned by (1) each of our directors, (2) the named executive officers, (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding voting stock. We have determined the beneficial ownership shown on this table in accordance with the rules of the SEC. Under those rules, shares are considered beneficially owned if held by the person indicated, or if such person, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares the power to vote, to direct the voting of and/or to dispose of or to direct the disposition of such security. Except as otherwise indicated in the accompanying footnotes, beneficial ownership is shown as of March 18, 2019.

	Amount and Nature of Beneficial Ownership
			Shares for Which Beneficial Ownership can be Acquired Within 60 Days	Shares for Which Beneficial Ownership can be Acquired upon Redemption of Partnership Interests(2)

	Shares Beneficially Owned(1)					Total Beneficial Ownership
Name of Beneficial Owner						Number of Shares(3)	Percent of Class(3)(4)
Thomas W. Toomey	1,682,826	(5)	—	1,026,671		2,709,497	*
James D. Klingbeil	162,620	(6)	—	2,249,665	(6)	2,412,285	*
Warren L. Troupe	495,761		—	344,598		840,359	*
Jerry A. Davis	213,065		—	390,580		603,645	*
Harry G. Alcock	127,284		—	357,067		484,351	*
Jon A. Grove	450,058		—	24,948		475,006	*
Joseph D. Fisher	31,644		—	197,358		229,002	*
Robert P. Freeman	93,404	(7)	—	24,554		117,958	*
Lynne B. Sagalyn	77,887	(8)	—	15,319		93,206	*
Katherine A. Cattanach	62,698		—	18,418		81,116	*
Clint D. McDonnough	11,496		—	17,273		28,769	*
Mary Ann King	2,549		—	23,729		26,278	*
Mark R. Patterson	8,983		—	15,531		24,514	*
Robert A. McNamara	7,651		—	15,141		22,792	*
All directors and executive officers as a group (14 persons)	3,427,926		—	4,720,852		8,148,778	2.85%
The Vanguard Group (9)	44,425,797		—	—		44,425,797	15.80%
Vanguard Specialized Funds (10)	12,737,633		—	—		12,737,633	4.53%
Cohen & Steers, Inc. (11)	45,939,237		—	—		45,939,237	16.34%
BlackRock, Inc.(12)	30,737,677		—	—		30,737,677	10.93%
FMR LLC(13)	15,696,929		—	—		15,696,929	5.58%
State Street Corporation(14)	16,226,071		—	—		16,226,071	5.77%

*

Represents beneficial ownership of less than 1%, based on 281,178,352 shares of common stock outstanding as of March 18, 2019. On March 18, 2019, there were 2,780,994 shares of our Series E preferred stock and 15,797,155 shares of our Series F preferred stock outstanding.

(1)

In addition to the shares of common stock beneficially owned, Mr. Klingbeil is deemed to beneficially own indirectly 2,221,214 shares of our Series F preferred stock held by certain trusts, limited partnerships, limited liability companies and other entities, or 14.06% of our outstanding Series F preferred stock.

(2)

Includes the number of shares of common stock into which OP Units and granted LTIP Units of the Operating Partnership, beneficially owned by the person, are redeemable if the Company elects to issue shares of common stock rather than pay cash on such redemption. The holder of the OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject to the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock. Granted LTIP Units vest over periods between one and four years and may be converted into OP Units provided that such LTIP Units have been outstanding for at least two years from the date of grant. However, Class 2 LTIP Units are granted at the maximum potential payout and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continued employment.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

(3)

Such beneficial ownership calculations assume that all OP Units beneficially owned by the person indicated and outstanding as of March 18, 2019, are redeemed in exchange for shares of common stock (notwithstanding any holding period requirements or exchange rights). See Notes (2) and (6).

(4)

Based on 281,178,352 shares of common stock outstanding at the close of business on March 18, 2019. Shares issuable upon redemption of the OP Units are deemed outstanding for computing the percentage of the person holding such shares, but are not deemed outstanding for computing the percentage of any other person.

(5)	Includes 178,324 shares of common stock subject to a pledge by Mr. Toomey. Includes 110,000 shares of common stock indirectly held in a trust for Mr. Toomey’s children.
(6)

Mr. Klingbeil is deemed to indirectly beneficially own 909,236 shares of common stock into which OP Units directly owned by certain trusts, limited partnerships, limited liability companies and other entities are redeemable if the Company elects to issue shares of common stock rather than pay cash on such redemption. Includes 592,663 OP Units owned directly by Mr. Klingbeil that were pledged as security for a line of credit, as well as 57,730 OP Units that were pledged as security for a line of credit by a company wholly-owned by Mr. Klingbeil.  In connection with the OP Units, Mr. Klingbeil and certain of such trusts, limited partnerships, limited liability companies and other entities have entered into certain reimbursement agreements with us pursuant to which such entities may be required to reimburse us if certain debt owed to us by the Operating Partnership is not paid.

(7)	Includes 66,940 shares of common stock pledged in a margin account.
(8)

Includes 540 shares of common stock owned in a trust for Dr. Sagalyn’s daughter, which shares Dr. Sagalyn may be deemed the beneficial owner of as a result of her shared power to vote and dispose of such shares. Dr. Sagalyn disclaims any beneficial ownership interest in such shares.

(9)

Beneficial ownership is as of December 31, 2018, as reflected in a statement on Schedule 13G filed by The Vanguard Group (“Vanguard”) with the SEC on February 11, 2019. Vanguard has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Vanguard has the sole power to dispose of 43,748,918 shares owned and the sole power to vote or direct the voting of 565,136 shares owned. Vanguard has shared power to dispose of 676,879 shares of common stock owned, and the shared power to vote or direct the voting of 378,578 shares owned. Vanguard Fiduciary Trust Company, a wholly owned subsidiary of Vanguard, is the beneficial owner of 229,443 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, Ltd., a wholly owned subsidiary of Vanguard, is the beneficial owner of 783,129 shares as a result of serving as investment manager or Australian investment offerings.

(10)

Beneficial ownership is as of December 31, 2018, as reflected in the statement on Schedule 13G filed by Vanguard Specialized Funds – Vanguard REIT Index Fund (“Vanguard Specialized”) with the SEC on January 31, 2019. Vanguard Specialized has its principal business office at 100 Vanguard Blvd., Malvern, Pennsylvania 19355. Vanguard Specialized has the sole power to vote or direct the voting of 12,737,633 shares of common stock owned.

(11)

Beneficial ownership is as of December 31, 2018, as reflected in a statement on Schedule 13G filed by Cohen & Steers, Inc. (“C&S”) with the SEC on February 14, 2019. According to such Schedule 13G, C&S, a parent holding company, reported that it has sole voting power with respect to 28,874,495 shares of common stock and sole dispositive power with respect to 45,939,237 shares of common stock. Cohen & Steers Capital Management, Inc. (“CSCA”), a wholly-owned subsidiary of C&S and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, reported that it has sole voting power with respect to 28,714,430 shares and sole dispositive power with respect to 44,845,041 shares. Cohen & Steers UK Limited reported that it has sole voting power with respect to 160,065 shares and sole dispositive power with respect to 1,094,196 shares. The address for each of C&S and CSCA is 280 Park Avenue, 10th Floor, New York, New York 10017. The address for Cohen & Steers UK Limited is 50 Pall Mall, 7th Floor, London, United Kingdom SW1Y 5JH.

(12)

Beneficial ownership is as of December 31, 2018, as reflected in a statement on Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 31, 2019. BlackRock has its principal business office at 55 East 52nd Street, New York, New York 10055. BlackRock has the sole power to dispose of 30,737,677 shares of common stock owned and the sole power to vote or direct the voting of 28,333,896 shares owned. BlackRock is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: BlackRock (Luxembourg) S.A.; BlackRock (Netherlands) B.V.; BlackRock (Singapore) Limited; BlackRock Advisors (UK) Limited; BlackRock Advisors, LLC; BlackRock Asset Management Canada Limited;  BlackRock Asset Management Ireland Limited; BlackRock Asset Management North Asia Limited; BlackRock Asset Management Schweiz AG; BlackRock Financial Management, Inc.; BlackRock Fund Advisors; BlackRock Fund Managers Ltd; BlackRock Institutional Trust Company, National Association; BlackRock International Limited; BlackRock Investment Management (Australia) Limited; BlackRock Investment Management (UK) Ltd; BlackRock Investment Management, LLC; BlackRock Japan Co Ltd; and BlackRock Life Limited.

(13)

Beneficial ownership is as of December 31, 2018, as reflected in a statement on Schedule 13G filed by FMR LLC with the SEC on February 13, 2019. FMR LLC has its principal business office at 245 Summer Street, Boston, Massachusetts 02210. FMR LLC has sole power to dispose of 15,696,929 shares owned and the sole power to vote or direct the voting of 8,256,965 shares owned. According to the Schedule 13G, FMR LLC is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: FIAM LLC; Fidelity Institutional Asset Management Trust Company; Fidelity Management & Research Company; FMR Co., Inc.; and Strategic Advisers, Inc. The Schedule 13G indicates that Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. Members of the family of Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by Fidelity Management & Research Company, a wholly owned subsidiary of FMR LLC, which power resides with the Fidelity Funds’ Boards of Trustees. Fidelity Management & Research Company carries out the voting of the shares under written guidelines established by the Fidelity Funds' Boards of Trustees.

(14)

Beneficial ownership is as of December 31, 2018, as reflected in a statement on Schedule 13G filed by State Street Corporation (“State Street”) with the SEC on February 14, 2019. State Street has its principal business office at State Street Financial Center, One Lincoln Street, Boston, MA 02111, State Street has shared power to dispose of 16,223,588 shares owned and the shared power to vote or direct the voting of 14,735,875 shares owned. State Street is the beneficial owner as a result of being a parent company or control person of the following subsidiaries, each of which holds less than 5% of the outstanding shares of common stock: SSGA Funds Management, Inc.; State Street Global Advisor Trust Company; State Street Global Advisors, Australia Limited; State Street Global Advisors (Asia) Ltd; State Street Global Advisors (Japan) Co., Ltd; State Street Global Advisors Ireland Limited; State Street Global Advisors Singapore Ltd.; State Street Global Advisors Limited (UK); State Street Global Advisors Ltd (Canada); and State Street Global Advisors GmbH.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

EXECUTIVE OFFICERS

The following table sets forth information about our executive officers. The executive officers listed below serve in their respective capacities at the discretion of our board.

Name	Age	Office	With the Company Since
Thomas W. Toomey	58	Chairman and Chief Executive Officer	2001
Jerry A. Davis	56	President — Chief Operating Officer	2002
Warren L. Troupe	65	Senior Executive Vice President	2008
Harry G. Alcock	56	Senior Vice President — Chief Investment Officer	2010
Joseph D. Fisher	39	Senior Vice President — Chief Financial Officer	2017

Set forth below is certain biographical information about our executive officers. Mr. Toomey’s biographical information is provided in this proxy statement under the heading “Proposal No. 1 Election of Directors.”

Mr. Davis oversees property operations, human resources and technology. He originally joined us in March 1989 as Controller and subsequently moved into Operations as an Area Director.  In 2001 he accepted the position of Chief Operating Officer of JH Management Co., a California-based apartment company. He returned to the Company in August 2002 and, in 2013, Mr. Davis was promoted to Senior Vice President — Chief Operating Officer.  In January 2019, Mr. Davis was promoted to President — Chief Operating Officer.  He began his career in 1984 as a Staff Accountant for Arthur Young & Co. He currently serves as a member of the Executive Committee of the NMHC, and in 2017 and 2018 served on the Board of Directors of the National Apartment Association.

Mr. Troupe oversees all financial, treasury, compliance and legal functions of the Company. He joined us in March 2008 as Senior Executive Vice President. In May 2008, he was appointed the Company’s Corporate Compliance Officer and in October 2008 he was named the Company’s Corporate Secretary. Prior to joining us, Mr. Troupe was a partner with Morrison & Forester LLP from 1997 to 2008. He currently serves as a member of the Executive Committee of the National Multifamily Housing Council (NMHC), and is a member of the Urban Land Institute.

Mr. Alcock oversees the Company’s acquisitions, dispositions, development, redevelopment and asset management. He joined us in December 2010 as Senior Vice President — Asset Management and in February 2017 was promoted to Senior Vice President — Chief Investment Officer. Prior to joining the Company, Mr. Alcock was with AIMCO for over 16 years, serving most recently as Executive Vice President, Co-Head of Transactions and Asset Management. He was appointed Executive Vice President and Chief Investment Officer in 1999, a position he held through 2007. Mr. Alcock established and chaired AIMCO’s Investment Committee, established the portfolio management function and at various times led the property debt and redevelopment departments. He currently serves as a member of the Executive Committee of the NMHC, and is a member of the Multifamily Gold Council for Urban Land Institute.

Mr. Fisher oversees the areas of accounting, tax, financial planning and analysis, investor relations and SEC reporting. He joined us in January 2017 as Senior Vice President — Chief Financial Officer. Mr. Fisher previously served as Co-Head of the Americas and Co-Lead Portfolio Manager at Deutsche Asset and Wealth Management since 2007. Prior to serving in those positions, he was Associate, Structured Debt Investments from April 2005 to June 2007, and Portfolio Analyst, Portfolio Management Group from May 2004 to June 2006. From June 2003 to May 2004, Mr. Fisher was an Asset Management Analyst at Principal Real Estate Investors.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis
In this section, we describe the material components of our executive compensation program for our NEOs, whose compensation is set forth in the 2018 Summary Compensation Table and other compensation tables contained in this Proxy Statement:

NAMED EXECUTIVE OFFICERS (NEOs)
•	Thomas W. Toomey, Chairman and Chief Executive Officer;	•	Harry G. Alcock, Senior Vice President – Chief Investment Officer; and
•	Jerry A. Davis, President – Chief Operating Officer;	•	Joseph D. Fisher, Senior Vice President – Chief Financial Officer.
•	Warren L. Troupe, Senior Executive Vice President;

We also provide an overview of our executive compensation philosophy and our executive compensation program. In addition, we explain how and why our Compensation Committee arrived at the specific compensation decisions involving the NEOs for fiscal year 2018.

2018 Financial Performance

UDR delivered a total shareholder return (“TSR”) of 6.41% during 2018, and our 1 year TSR exceeded the FTSE NAREIT Apartment REIT Index (“NAREIT Apartment Index”), the FTSE NAREIT Equity Index (“NAREIT Equity Index”) and the S&P 500 Index; our 3-year TSR exceeded both the NAREIT Apartment Index and the NAREIT Equity Index; and our 5-year and 10-year TSR both exceeded the NAREIT Apartment Index, the NAREIT Equity Index and the S&P 500 Index.

1, 3, 5 and 10-Year Total Shareholder Return as of December 31, 2018

	1-Year	3-Year	5-Year	10-Year
UDR	6.41%	16.42%	101.16%	320.82%

NAREIT Apartment Index	3.70%	10.63%	79.88%	298.20%
NAREIT Equity Index	(4.62)%	8.91%	46.27%	213.82%
S&P 500 Index	(4.38)%	30.42%	50.33%	243.03%

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

185th Consecutive Dividend Paid

Our January 2019 dividend represented our 185th consecutive quarterly dividend paid. We are committed to returning value to our shareholders, and for 2018 we increased our dividend by 4.0%, and we have increased our dividend 5.1% annually over the past 3 years and 6.5% annually over the past 5 years.

1-Year		3-Year Average		5-Year Average
4.0%	Dividend per share growth	5.1%	Dividend per share growth	6.5%	Dividend per share growth
5.0%	AFFO per share growth	6.2%	AFFO per share growth	7.9%	AFFO per share growth(a)

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 72.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

2018 Operating Performance

Our Five Strategic Objectives

•

Our 2018 results consisted of improvement across all five of our strategic objectives, which are: 1) operating excellence, 2) balance sheet strength, 3) portfolio diversification, 4) capital allocation and 5) create an empowering culture and a great place to work and live.  Executing these objectives successfully should, over time, result in high quality, risk adjusted AFFO, dividend and net asset value growth which should result in above average total shareholder return.  Below is a summary of our results categorized by objective.

1.	Operating Excellence (drives quality AFFO and dividend growth over time)

Same-Store Revenue Growth

•	We were 1st of the 7 (including UDR) multifamily peers in 2018 (NYSE: AIV, AVB, CPT, EQR, ESS, and MAA)(1).
•	Same-Store Revenue Growth: 3.5%, exceeded the apartment peer average by 87 bps.
•	Outperformed original 2018 guidance.

(1) AIV: Apartment Investment and Management Company; AVB: AvalonBay Communities, Inc.; CPT: Camden Property Trust; EQR: Equity Residential; ESS: Essex Property Trust, Inc.; and MAA: Mid-America Apartment Communities, Inc.

*We present reconciliations of certain non-GAAP financial measures to their most directly comparable US generally accepted accounting principles (GAAP) measures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2018 Annual Report, including reconciliations of net income/loss reported under GAAP to NOI, FFO, FFO as Adjusted and AFFO, as well as additional information about non-GAAP measures.

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Same-store net operating income growth

•	We were 1st of the 7 multifamily peers in 2018.
•

Same-store net operating income (“NOI”) growth: 3.4% (see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2018 Annual Report for a reconciliation of net income/loss reported under US generally accepted accounting principles (GAAP) to NOI, as well as additional information about this non-GAAP measure).

•	Exceeded the apartment peer average by 85 bps.

2018 FFO as Adjusted and AFFO both exceeded the midpoint of our beginning of year guidance ranges (see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Funds from Operations, Funds from Operations as Adjusted and Adjusted Funds from Operations” in our 2018 Annual Report for a reconciliation of net income/loss reported under US GAAP to FFO, FFO as Adjusted and AFFO, as well as additional information about these non-GAAP measures).

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

2.	Balance Sheet Strength (important to reduce risk and improve cost of capital)

*We present reconciliations of certain non-GAAP financial measures to their most directly comparable US generally accepted accounting principles (GAAP) measures in “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations - Apartment Community Operations” in our 2018 Annual Report, including reconciliations of net income/loss reported under GAAP to NOI, FFO, FFO as Adjusted and AFFO, as well as additional information about non-GAAP measures.

(a) We present reconciliations of these non-GAAP financial measures to their most directly comparable GAAP measures, as well as additional information, in “Definitions” on page 72.

3.	Portfolio Diversification (important to reduce cash flow volatility and market risk)

4.	Capital Allocation (drives value creation and shareholder returns)

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

5.

An Empowering Culture and a Great Place to Work and Live (empowering associates, providing residents with a positive living experience, and giving back to the communities of which we are a part is an important part of our culture and we believe can over time assist in satisfying our objectives)

UDR strives to create both a great place to work and a great place to live. We measure our success on this strategic objective through a variety of associate and resident surveys.  During 2018 our results improved with respect to both associates and residents.

•	Great Place to Work

•	Great Place to Live

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Compensation Philosophy and Objectives
Our executive compensation program has four principal goals:

•	attract, retain and motivate effective executive officers;
•	align the interests of our executive officers with the interests of the Company, our shareholders, our associates and our residents;
•	incentivize our executive officers based on clearly defined performance goals and measures of successful achievement; and
•	align market competitive compensation with our short-term and long-term performance.

Our Compensation Committee determines the form and amount of compensation, as well as the overall structure of our executive compensation program. The compensation of our “named executive officers,” who are identified above, is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation and is influenced by both the named executive officer’s individual performance and the Company’s overall performance. The composition of our named executive officers’ compensation is determined based on the consideration of a number of factors described in more detail below, including a periodic review of relevant comparative market information and alignment of strategic and tactical objectives agreed upon by the board.

Under our executive compensation program, as an executive officer’s level of responsibility increases with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of that executive officer’s compensation is based on performance-based incentive compensation, and less is based on base salary, thereby creating the potential for greater variability in the executive officer’s compensation level from year to year. The mix, level and structure of the components of compensation generally reflect the executive officer’s role and relative impact on business results as well as competitive market practices.

Our 2018 performance, including our 2018 performance relative to our peers, along with the individual performance of our named executive officers, including their contributions toward the achievements outlined below, served as key factors in determining compensation for 2018. Consistent with our variable pay-for-performance philosophy, the compensation mix for our CEO and the other named executive officers in 2018 placed a high emphasis on performance-based incentive compensation, as demonstrated in the graphics below showing the breakdown of our CEO’s Total Direct Compensation for 2018 and our named executive officers’ Total Direct Compensation for 2018. For this purpose, the term “Total Direct Compensation” refers to total compensation (including salary and short-term incentive compensation) and the amounts earned for target long-term incentive compensation in 2018 and “Fixed” refers to compensation that was determined at the beginning of 2018 and “Variable” refers to the compensation components that are determined based on the performance of the Company and the executive.

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Our Compensation Best Practices
Our compensation policies and programs are built upon a strong foundation of corporate governance and compensation best practices, including:

WE DO:	WE DO NOT:

Provide a significant portion of our named executive officers’ total compensation in the form of awards tied to our long-term strategy and our performance relative to key business and personal objectives and performance versus our peers as measured by a diverse set of metrics.

	X	Have any employment agreements with our named executive officers.
Require compliance with our Executive Stock Ownership Guidelines, which require that our executive officers own a specified number of shares of the Company’s common stock.	X

Permit any Company personnel, including our named executive officers, to engage in any short-term, speculative securities transactions, engage in short sales, buying or selling put or call options, trading in options (other than those granted by the Company) or engaging in hedging transactions.

Have a Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation.	X	Permit purchasing securities on margin or pledging securities as collateral without prior approval.
Have a Compensation Committee comprised entirely of independent directors and the Compensation Committee has retained its own independent compensation advisor.	X	Provide tax gross-ups for our named executive officers.
Have a Compensation Committee that reviews external market considerations, as well as internal considerations and the long-term interests of our shareholders, when making compensation decisions.	X

Grant only time-vested restricted stock, restricted stock units, LTIP Units, options or other equity awards to our named executive officers as part of our long-term incentive compensation program, other than in limited circumstances such as the appointment of a new executive officer or to recognize extraordinary achievements.

Have the ongoing consideration and oversight by the Compensation Committee with respect to any potential risks associated with our incentive compensation programs.	X

Time the grants of restricted stock, restricted stock units, LTIP Units, options or other equity awards to coordinate with the release of material non-public information, or time the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

Say on Pay
Our shareholders have consistently supported our executive compensation program. At our 2018 Annual Meeting of Shareholders, 84% of the votes cast were voted in favor of our resolution seeking advisory approval of our executive compensation. Over the last five years, shareholder support for our advisory vote on executive compensation has averaged 88.7% (with no year below 84%). While we have consistently had strong shareholder support for our executive compensation program, we do continue to engage in a dialogue with shareholders on executive compensation issues. We will continue to consider the outcome of future advisory votes on executive compensation when establishing the Company’s compensation programs and policies and making compensation decisions regarding our named executive officers.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The Compensation Committee
Our Compensation Committee is composed of independent directors and is responsible for developing and administering compensation programs for: (1) our directors, (2) executive officers, including base salaries and short-term and long-term incentive compensation plans, and (3) all long-term incentive compensation plans for our associates. The board meets each year in executive session to discuss the individual director’s evaluation of the CEO. After the board meets, the members of the Compensation Committee meet each year in executive session, without the CEO present, to evaluate the performance of our CEO. When evaluating the performance of our CEO, the Compensation Committee considers, among other materials, evaluations of our CEO that are provided by the members of the board. Our CEO makes recommendations to, and consults with, the Compensation Committee with respect to the compensation for the executive officers who report directly to our CEO. The Compensation Committee, in consultation with our CEO, each year sets the compensation for these executive officers and approves salary ranges for other executive officers.

Compensation Consultants
The Compensation Committee has the sole authority to retain and terminate any compensation consultants to be used to assist in establishing compensation for our executive officers and to approve such consultants’ fees and other retention terms. The Compensation Committee selected FPL to serve as the Compensation Committee’s independent compensation consultant.

FPL reports directly to the Compensation Committee and the Compensation Committee is free to replace FPL or to hire additional consultants from time to time. FPL does not have any conflict of interest with the Company, the members of the Compensation Committee or our executive officers.

As part of its engagement, FPL provided the Compensation Committee and our CEO with, among other things, analyses regarding market pay and composition of pay, which the Compensation Committee considered as part of its analysis of the compensation of our named executive officers. In addition, FPL reviewed the competitiveness of the pay levels of our named executive officers against pay levels for the diversified public REIT peer group, discussed below.

Consideration of Market Data
Consistent with the Company’s goal to provide compensation that remains competitive, the Compensation Committee considers the executive compensation practices of companies in a peer group selected in consultation with FPL as one of several factors used in setting compensation. The Compensation Committee does not target a specific percentile range within the peer group when determining a named executive officer’s compensation. Instead, the Compensation Committee uses the market data provided by the peer group as one of several reference points useful for determining the form and amount of compensation.

The Compensation Committee reviews the peer group annually. The companies comprising the peer group must be publicly traded REITs based in the United States and of a size and equity market capitalization that are comparable to UDR.

For 2018, the peer group, which we refer to herein as either the “diversified public REIT peer group” or the “peer group,” included the companies listed in the table below. The companies listed below consist of six apartment REITs and twelve comparably-sized REITs in other property sectors, recognizing that UDR competes with all REITs for executive talent and capital.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Peer Group Company (1)	NYSE Symbol	Equity Market Capitalization December 31, 2018 (2)	Enterprise Value December 31, 2018 (2)	2018 Fiscal Year End Total Assets	NAREIT Property Sector
		(In millions)	(In millions)	(In millions)

Apartment Investment and Management Company	AIV	$7,160	$10,980	$6,190	Apartments
AvalonBay Communities Inc.	AVB	$23,804	$31,411	$18,380	Apartments
Brixmor Property Group, Inc.	BRX	$4,434	$9,521	$8,242	Retail
Camden Property Trust	CPT	$8,486	$10,958	$6,220	Apartments
Digital Realty Trust	DLR	$22,765	$33,513	$23,767	Data Center
Equity Residential	EQR	$25,334	$34,542	$20,394	Apartments
Essex Property Trust, Inc.	ESS	$16,815	$23,284	$12,384	Apartments
Extra Space Storage	EXR	$11,888	$16,933	$7,848	Storage
Federal Realty Investment Trust	FRT	$8,932	$12,448	$6,290	Retail
Host Hotels & Resorts, Inc.	HST	$12,512	$16,021	$12,090	Lodging
Kimco Realty Corporation	KIM	$6,335	$12,904	$10,999	Retail
Mid-America Apartment Communities, Inc.	MAA	$11,218	$15,749	$11,324	Apartments
The Macerich Company	MAC	$6,539	$14,756	$9,027	Retail
Realty Income Corporation	O	$18,739	$25,521	$15,260	Retail
Regency Centers Corporation	REG	$9,905	$14,138	$10,945	Retail
SL Green Realty	SLG	$7,174	$17,696	$12,751	Office
Sun Communities, Inc.	SUI	$8,975	$12,066	$6,710	Residential
Taubman Centers, Inc.	TCO	$3,977	$9,385	$4,344	Retail

Peer Average		$11,944	$17,879	$11,287
Peer Median		$9,440	$15,253	$10,972
UDR		$11,815	$17,698	$7,712
UDR Rank (out of 19)		8	6	14

(1)   Brixmor Property Group, Inc., Realty Income Corporation and Sun Communities, Inc. were added to the peer group and DDR Corp. was removed from the peer group.

(2)   Equity Market Capitalization and Enterprise Value based upon data from KeyBanc Capital Markets as of December 31, 2018, except for UDR which is calculated internally.

Use of Judgment

The Compensation Committee believes that the application of its collective experiences and judgment is as important to excellence in compensation as the use of data and formulae, and the Company’s compensation policies and practices as described herein reflect this belief. Market data provides an important tool for analysis and decision-making; however the Compensation Committee also gives consideration and emphasis to an individual’s personal contributions to the organization, as well as his or her skill sets, qualifications and experience. We also value and seek to reward performance that develops talent within the Company, embraces the sense of urgency that distinguishes the Company and demonstrates the qualities of imagination and drive that enables a Company executive to resolve longer-term challenges, or important new issues. These and similar qualities and attributes are not easily correlated to typical compensation data, but also deserve and are given consideration and weight in reaching compensation decisions.

Components of Compensation

The mix, level and structure of the components of our named executive officers’ compensation generally reflect real estate industry practices, as well as the executive’s role and relative impact on business results consistent with our variable pay-for-performance philosophy. The mix of compensation elements for our named executive officers places relatively greater emphasis on at-risk, variable incentive compensation, as compared with the median mix of compensation elements for the companies in our peer group. As an executive officer’s level of responsibility increases consistent with his or her relative ability to impact the long-term performance of the Company as a whole, a greater portion of the named executive officer’s compensation is based on performance-based incentive compensation and less on base salary, thereby creating the potential for greater variability in the individual’s compensation level from year to year.

The key components of our named executive officers’ compensation, base salary, short-term incentive compensation, and long-term incentive compensation, are described in more detail in the following table:

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Compensation Component	Objectives Associated with the Compensation Component	Key Features of the Compensation Component	Additional Information
Base Salary	• Designed to reward individual effort associated with job-related duties and to attract and retain talented executive officers for our Company.	• Paid in cash. • The Compensation Committee annually reviews and determines the base salary of our named executive officers in consultation with our CEO.	• The considerations in setting base salary include: qualifications, experience level, competitive market for qualified executives and tenure.
Short-Term Incentive Compensation (“STI”)

•  Designed to encourage outstanding individual and Company performance by motivating the named executive officers to achieve short-term Company and individual goals by rewarding performance measured against key annual strategic objectives and, for the CEO, using the independent directors’ evaluation of the CEO’s performance towards achieving short-term goals. Designed to provide a strong incentive for each named executive officer to maximize Company performance.

.

•  Depending on the particular executive officer, short-term incentive compensation may be in the form of cash, LTIP Units, restricted stock and/or stock options.

•  The threshold, target and maximum dollar amounts for short-term incentive compensation are established prior to the beginning of each year, with the value of the award paid in February of the following year based upon an evaluation of achievement of goals established at the time the targets are set.

•  Short-term incentive compensation is based on pre-determined weighting between Company performance based on pre-established metrics and individual performance with Company performance weighted more heavily than individual performance. The relative metrics and weightings are determined based on the extent to which a particular executive officer has responsibility for and influence over overall Company performance.

Long-Term Incentive Compensation (“LTI”)

•  Our LTI compensation is designed to closely align the interests of our management with the creation of shareholder value, to motivate our management to achieve long-term growth and success of our Company and to foster significant ownership of our common stock by our management.

•  Our LTI compensation consists of equity awards which vest only if the Company meets pre-determined performance targets over a specific performance period established by the Compensation Committee. The metrics used are selected to encourage our named executive officers to act in furtherance of our strategic objectives. Equity awards may consist of one or a combination of any of the following: restricted stock; restricted stock units; LTIP Units; and stock options.

•  The threshold, target and maximum dollar values for LTI compensation are established prior to the commencement of the performance period and awarded in the form of restricted stock, restricted stock units, LTIP Units and/or stock options, with the actual dollar value awarded determined following the completion of the applicable performance period based upon actual achievement of the goals established at the time the target dollar values are set. The metrics used are selected to encourage our named executive officers to act in furtherance of our strategic objectives. Each award vests in accordance with the terms established by the Compensation Committee.

• LTI compensation is the most significant component of the named executive officer’s compensation.

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Long-Term Incentive Compensation. Long-term incentive compensation, consisting of equity awards including restricted stock, restricted stock units, LTIP Units and/or stock options, constitute the most significant component of our executive officers’ compensation, which closely aligns their long-term interests with the long-term interests of our shareholders, while mitigating potential risks related to our compensation programs.

In November of 2015, the board approved a class of partnership interests in the Operating Partnership, called “LTIP Units,” as a form of equity-based award for long-term incentive equity compensation. LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes, meaning that initially they are not economically equivalent in value to a share of our common stock, but over time can increase in value to one-for-one parity with common stock by operation of special tax rules applicable to profits interests. LTIP Units are designed to offer executives a long-term incentive comparable to restricted stock or restricted stock units. Each LTIP Unit awarded is deemed equivalent to an award of one share of common stock reserved under our 1999 Long Term Incentive Plan. The key difference between LTIP Units and restricted stock is that, at the time of award, LTIP Units do not have full economic parity with OP Units, but can achieve such parity over time upon the occurrence of specified events in accordance with partnership tax rules. Until and unless such parity is reached, the value that an executive will realize for a given number of vested LTIP Units is less than the value of an equal number of shares of our common stock.

During the applicable performance period, holders of LTIP Units will receive distributions equal to one-tenth (1⁄10th) of the amount of regular quarterly distributions paid on an OP Unit, but will not receive any special distributions. After the end of the performance period, holders of earned LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit (which equal per share dividends (both regular and special) on our common stock). LTIP Units awarded with time-based vesting conditions only, both vested and unvested, are entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit.

Subject to the conditions set forth in the Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and subject to the vesting conditions specified with respect to each Class 2 LTIP Unit (described below), each Class 2 LTIP Unit may be converted, at the election of the holder, into an OP Unit of the Operating Partnership provided that such Class 2 LTIP Unit has been outstanding for at least two years from the date of grant. A holder of OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject to the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.

The Class 2 LTIP Units are granted at maximum, and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continuing employment. Consistent with the treatment of other equity awards under the 1999 Plan, upon a Class 2 LTIP Unit holder’s death or disability during his or her employment, or in the event of a change of control, all restrictions on outstanding awards shall lapse; otherwise, vesting shall cease upon the date that employment is terminated for any other reason. Holders of Class 2 LTIP Units have the same voting rights as limited partners holding OP Units in the Operating Partnership, with the LTIP Units voting together as a single class with the holders of OP Units and having one vote per LTIP Unit, and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.

Retirement Plans. We have a Profit Sharing Plan (the “401(k) Plan”), which is a defined contribution plan covering all eligible full-time employees. Under the 401(k) Plan, the Company makes discretionary profit sharing and matching contributions to the plan as approved by the Compensation Committee. Details

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regarding matching contributions for our named executive officers are set forth below under the Summary Compensation Table. UDR does not have a pension plan, a SERP or any similar arrangements.

Perquisites and Other Benefits. The primary perquisites that we offer to our named executive officers are Company-paid health insurance (including dental), life insurance, long-term disability insurance and accidental death and disability insurance. Our named executive officers participate in these benefit plans on the same terms as other employees. In addition to the group medical plans that we provide, we reimburse up to a maximum of $5,000 in expenses for annual physical exams for our named executive officers. To help us attract and retain qualified personnel, we also offer relocation benefits, but these benefits are individually negotiated when they occur.

We review our policies with respect to perquisites on a regular basis to consider whether the perquisites should be maintained and whether, or to what extent, it may be appropriate for us to discontinue particular perquisites or to require repayment of the cost of perquisites. During 2018, we did not change our policies with respect to perquisites that we offer to our CEO and other named executive officers.

Our 2018 Incentive Compensation Programs
The 2018 incentive compensation programs were focused on providing short-term and long-term compensation based on rigorous and diverse performance objectives.  All of our long-term compensation is awarded based on the achievement of pre-determined performance objectives and none is awarded on a time-based basis:

2018 SHORT-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS	2018 LONG-TERM INCENTIVE COMPENSATION: PERFORMANCE METRICS
FFO as Adjusted per share Same-Store Revenues Percentage of markets where UDR is at or above the median relative to peer apartment REITs	30% 35%	1-Year FFO as Adjusted per share 3-Year Relative Cumulative TSR vs. Apartment Peers
Development/Redevelopment FFO Calculated as NOI plus capitalized interest for pre-determined projects	20%	3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index
Total Transactions Acquisitions/Sales/Development/Redevelopment during the year	15%	3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers
Three-Year Liquidity Calculated as projected 2020 year ending revolving loan and commercial paper borrowing capacity, assuming approved and likely to be approved sources and uses of capital
Transaction Yields FFO yield on transactions in prior years versus pre-established FFO yield expectations on such projects

Associate Engagement

Calculated by the “Overall Health of UDR Workforce” score made up of a number of components including exit and stay interview results, customer loyalty and satisfaction test, associate turnover and retention, results of associate engagement surveys and associate performance evaluation results

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Our short-term incentive compensation awards for 2018 were based on pre-determined weighting between Company performance and individual performance. Company performance (as measured by the applicable metrics set forth in the table above) was weighted equal to or more heavily than individual performance based on the extent to which a particular named executive officer has responsibility for, and influence over, the overall performance of the Company.  The Three-Year Liquidity, Transaction Yields and Associate Engagement metrics were added by the Compensation Committee for the 2018 program.

The 2018 LTI program award opportunity for the 3-year performance period which commenced in 2018 has two separate tranches with different performance periods and vesting schedules, as follows: (i) 30% of the award opportunity has an FFO as Adjusted performance period of 1-year and one-half vested in February 2019 and one-half will vest in February 2020; (ii) 35% of the award opportunity has a metric measured by the Company’s 3-year relative cumulative TSR rank versus the Apartment Peers and will vest on the date the Compensation Committee determines performance in January or February of 2021; (iii) 20% of the award opportunity has a metric measured by the Company’s 3-Year relative cumulative TSR performance versus the NAREIT Equity REITs Total Return Index and will vest on the date the Compensation Committee determines performance in January or February of 2021; and (iv) 15% of the award opportunity has a metric measured by the Company’s 3-year relative cumulative FFO as Adjusted growth rate versus the Apartment Peers and will vest on the date the Compensation Committee determines performance in January or February of 2021.  The 3-Year Relative Total Shareholder Return versus NAREIT Equity REITs Total Return Index was added to the 2018 LTI program.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The Compensation of Our Named Executive Officers for 2018

Base Salaries
The base salaries for 2018 were determined to be as follows:

Short-Term Incentive Compensation

2018 Results.  The Company’s 2018 performance, as measured by the performance metrics utilized for determining short-term incentive compensation for the named executive officers, was as follows:

Performance Measure	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	$1.89	$1.93	$1.97	$1.96
Same-Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	50%	60%	70%	85%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	$32 million	$34 million	$36 million	$35.5 million
Total Transactions	$350 million	$450 million	$550 million	$719.3 million
Three Year Liquidity	$839 million	$939 million	$1,039 million	$1,007 million
Transaction Yields	$160 million	$165 million	$170 million	$166 million
Associate Engagement	3.9	4.0	4.1	4.16

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Short-Term Incentive Compensation of CEO (Mr. Toomey).  The Compensation Committee established the following range for Mr. Toomey’s 2018 short-term incentive compensation, which did not change from 2017:

•	with 70% based on the Company’s performance as measured by six of the annual performance metrics that were weighted as described below, and
•	the remaining 30% based on his individual performance against the board-approved leadership competencies and key performance objectives.

The Compensation Committee determined that the above-referenced amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the CEO position, and these amounts provide a market competitive level of compensation for the CEO. The Compensation Committee also made a subjective determination that these amounts were appropriate to motivate Mr. Toomey to achieve short-term Company and individual goals and to help ensure Mr. Toomey’s continued service with the Company.

The annual performance metrics that were used for determining the 2018 short-term incentive compensation for Mr. Toomey were as follows:

Performance Measure	Weight	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	40%	$1.89	$1.93	$1.97	$1.96
Same-Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	20%	50%	60%	70%	85%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	10%	$32 million	$34 million	$36 million	$35.5 million
Three Year Liquidity	10%	$839 million	$939 million	$1,039 million	$1,007 million
Transaction Yields	10%	$160 million	$165 million	$170 million	$166 million
Associate Engagement	10%	3.9	4.0	4.1	4.16

Mr. Toomey’s individual goals for 2018 were as follows:

(1)	set the vision for the Company,
(2)	strategic planning,
(3)	leadership of the Company,
(4)	board relations,
(5)	refine, enhance and execute on the Business Plan and strategic vision,

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

(6)	communication – responding to a changing market,
(7)	resolving areas for which the board requests further discussion and analysis, and
(8)	management team development and succession.

In evaluating Mr. Toomey’s 2018 compensation, the Compensation Committee considered Mr. Toomey’s accomplishment of these goals.

In February 2019, the Compensation Committee awarded Mr. Toomey short-term incentive compensation in the amount of $1,700,000 for fiscal 2018, based on the Company’s performance against the annual performance metrics and his individual performance. Of the total amount, $1,160,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Toomey’s individual performance. Prior to the end of 2018, Mr. Toomey elected to receive 100% of his short-term incentive compensation in Class 1 LTIP Units.  In addition, in February 2019, the Compensation Committee awarded Mr. Toomey an additional discretionary cash bonus of $300,000 in recognition of the successful execution of succession and management development efforts for the Company.

Short-Term Incentive Compensation of President – Chief Operating Officer (Mr. Davis).  The Compensation Committee established a range for Mr. Davis’s 2018 (during which time he served as Senior Vice President – Chief Operating Officer) short-term incentive compensation, which did not change since 2017, as follows:

•	with 70% based on the Company’s performance as measured by the five annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Vice President – Chief Operating Officer position, and these amounts provide a market competitive level of compensation for the Senior Vice President – Chief Operating Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Davis to achieve short-term Company and individual goals and to help ensure Mr. Davis’s continued service with the Company.

The annual performance metrics that were used for determining the 2018 short-term incentive compensation for Mr. Davis were as follows:

Performance Measure	Weight	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	40%	$1.89	$1.93	$1.97	$1.96
Same-Store Revenues	30%	50%	60%	70%	85%
Development/Redevelopment FFO	10%	$32 million	$34 million	$36 million	$35.5 million
Transaction Yields	10%	$160 million	$165 million	$170 million	$166 million
Associate Engagement	10%	3.9	4.0	4.1	4.16

The Compensation Committee, in consultation with our CEO, considered Mr. Davis’s individual performance in 2018 based on the accomplishment of his specific goals that included:

(1)	increasing cash flow to support dividend growth through operations, sales and marketing, and
(2)	maintaining a great place to work and live, considering human resources and resident satisfaction.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

In February 2019, the Compensation Committee awarded Mr. Davis short-term incentive compensation in the total amount of $1,143,000 for fiscal 2018, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $783,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Davis’s individual performance.  Prior to the end of 2018, Mr. Davis elected to receive 100% of his short-term incentive compensation in Class 1 LTIP Units.

Short-Term Incentive Compensation of Senior Executive Vice President (Mr. Troupe).  The Compensation Committee established the following range for Mr. Troupe’s 2018 short-term incentive compensation, which did not change from 2017:

•	with 70% based on the Company’s performance as measured by the five annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Executive Vice President position, and these amounts provide a market competitive level of compensation for the Senior Executive Vice President. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Troupe to achieve short-term Company and individual goals and to help ensure Mr. Troupe’s continued service with the Company.

The annual performance metrics that were used for determining the 2018 short-term incentive compensation for Mr. Troupe were as follows:

Performance Measure	Weight	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	40%	$1.89	$1.93	$1.97	$1.96
Three-Year Liquidity	20%	$839 million	$939 million	$1,039 million	$1,007 million
Total Transactions	15%	$350 million	$450 million	$550 million	$719.3 million
Transaction Yields	15%	$160 million	$165 million	$170 million	$166 million
Associate Engagement	10%	3.9	4.0	4.1	4.16

Mr. Troupe’s individual goals for 2018 were as follows:

(1)	maintaining a flexible/strong balance sheet,
(2)	transactions – assist in coordination of acquisitions/sales, joint ventures and financings,
(3)	compliance – oversee regulatory filings, internal audit, contract policy and corporate governance, and
(4)	legal team – develop and review with the executive team the legal team of the future.

In February 2019, the Compensation Committee awarded Mr. Troupe short-term incentive compensation in the total amount of $1,261,000 for fiscal 2018, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $856,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Troupe’s individual performance.  Prior to the end of 2018, Mr. Troupe elected to receive 100% of his short-term incentive compensation in Class 1 LTIP Units.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Short-Term Incentive Compensation of Senior Vice President – Chief Investment Officer (Mr. Alcock).  The Compensation Committee established a range for Mr. Alcock’s 2018 short-term incentive compensation, which did not change from 2017, as follows:

•	with 70% based on the Company’s performance as measured by the five annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee, in consultation with our CEO, determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Vice President – Chief Investment Officer position, and these amounts provide a market competitive level of compensation for the Senior Vice President – Chief Investment Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Alcock to achieve short-term Company and individual goals and to help ensure Mr. Alcock’s continued service with the Company.

The annual performance metrics that were used for determining the 2018 short-term incentive compensation for Mr. Alcock were as follows:

Performance Measure	Weight	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	40%	$1.89	$1.93	$1.97	$1.96
Development/Redevelopment FFO	20%	$32 million	$34 million	$36 million	$35.5 million
Total Transactions	15%	$350 million	$450 million	$550 million	$719.3 million
Transaction Yields	15%	$160 million	$165 million	$170 million	$166 million
Associate Engagement	10%	3.9	4.0	4.1	4.16

The Compensation Committee, in consultation with our CEO, considered Mr. Alcock’s individual performance in 2018 based on the accomplishment of his specific goals that included:

(1)	enhancing the portfolio through sales and acquisitions,
(2)	addressing asset quality through redevelopment and asset quality initiatives, and
(3)	strengthening the Company’s portfolio through development.

In February 2019, the Compensation Committee awarded Mr. Alcock short-term incentive compensation in the total amount of $1,074,000 for fiscal 2018, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $764,000 was attributable to the Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Alcock’s individual performance.  Prior to the end of 2018, Mr. Alcock elected to receive 100% of his short-term incentive compensation in Class 1 LTIP Units.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Short-Term Incentive Compensation of Senior Vice President – Chief Financial Officer (Mr. Fisher).  The Compensation Committee established a range for Mr. Fisher’s 2018 short-term incentive compensation as follows:

•	with 70% based on the Company’s performance as measured by the six annual performance metrics that were weighted as described below, and
•	30% based on his individual performance.

The Compensation Committee, in consultation with our CEO, determined that these amounts were consistent with the target short-term incentive compensation as a percentage of overall compensation for the Senior Vice President – Chief Financial Officer position, and these amounts provide a market competitive level of compensation for the Senior Vice President – Chief Financial Officer. The Compensation Committee, in consultation with our CEO, also made a subjective determination that these amounts were appropriate to motivate Mr. Fisher to achieve short-term Company and individual goals and to help ensure Mr. Fisher’s continued service with the Company.

The annual performance metrics that were used for determining the 2018 short-term incentive compensation for Mr. Fisher were as follows:

Performance Measure	Weight	Threshold	Target	Maximum	Actual
FFO as Adjusted per share	40%	$1.89	$1.93	$1.97	$1.96
Three-Year Liquidity	20%	$839 million	$939 million	$1,039 million	$1,007 million
Same-Store Revenues (percentage of markets where UDR is at or above the median relative to peer apartment REITs)	10%	50%	60%	70%	85%
Development/Redevelopment FFO (calculated as NOI plus capitalized interest)	10%	$32 million	$34 million	$36 million	$35.5 million
Transaction Yields	10%	$160 million	$165 million	$170 million	$166 million
Associate Engagement	10%	3.9	4.0	4.1	4.16

The Compensation Committee, in consultation with our CEO, considered Mr. Fisher’s individual performance in 2018 based on the accomplishment of his specific goals that included:

(1)	management of accounting and tax functions,
(2)	management of investor relations function,
(3)	financial planning and analysis,
(4)	assist in debt and treasury initiatives,
(5)	provide assistance to support functional execution of the Business Plan,
(6)	examine and present options for the Company with respect to portfolio strategy and treasury initiatives,
(7)	assist with board materials, and
(8)	review and monitor technology investments.

In February 2019, the Compensation Committee awarded Mr. Fisher short-term incentive compensation in the total amount of $562,000 for fiscal 2018, based on the Company’s performance against the annual performance metrics, and his individual performance. Of the total amount, $382,000 was attributable to the

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Company’s performance against the annual performance metrics and the remainder was attributable to Mr. Fisher’s individual performance.  Prior to the end of 2018, Mr. Fisher elected to receive 100% of his short-term incentive compensation in Class 1 LTIP Units.

2016 LTI Compensation

Under the terms of the 2016 LTI Program, our named executive officers were awarded restricted stock units with dividend equivalent rights based upon the achievement of specific performance objectives over the relevant performance period, and each of the awards were subject to specific vesting provisions that were based on the achievement of the applicable performance criteria.  The 2016 LTI Program included a three-year relative TSR performance metric which was based on the Company’s TSR performance as compared to the median of comparable apartment REITs.  The portion of the award that is earned contingent on the achievement of the three-year relative TSR performance metric cliff vests within 60 days following the conclusion of the performance period.  In February 2019, the three-year relative TSR performance metric was measured and approved by the Compensation Committee.

The following table reflects the Company’s performance and the vested payout for the three-year relative TSR performance grant of the 2016 LTI Program grants:

Performance Metric	Weighting	Range	Metric	Payout	Actual Result
3-Year TSR (UDR TSR versus Peer Median in BPS)	67.7%	Threshold	-250	50%
		Target	Median	100%	120%
		Maximum	400	200%

2016-2018 TSR
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 1,166,667	$ 2,333,333	$ 4,666,667	$ 2,800,000
Mr. Davis	$ 416,667	$ 833,333	$ 1,666,667	$ 1,000,000
Mr. Troupe	$ 366,667	$ 733,333	$ 1,466,667	$ 880,000
Mr. Alcock	$ 416,667	$ 833,333	$ 1,666,667	$ 1,000,000

2018 LTI Compensation

In December 2017, the Compensation Committee approved a new long-term incentive program for 2018.  The Compensation Committee decided to revise the apartment peer group for the relative TSR performance metric to be the six large cap apartment REITs (Apartment Investment and Management Company, AvalonBay Communities, Camden Property Trust, Equity Residential, Essex Property Trust, Inc. and Mid-America Apartment Communities, Inc.) and added additional performance metrics.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The metrics used for the 2018 LTI Program are as follows:

Performance Metrics	Weighting	Range	Metric	Payout	Actual Result
1 Year FFO as Adjusted	30%	Threshold	$ 1.89	50%
		Target	$ 1.93	100%
		Maximum	$ 1.97	200%	$1.96

3-Year Relative Cumulative TSR Rank vs. Apartment Peers	35%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%	TBD
		Maximum	+900bps to wavg TSR	200%

3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index	20%	Threshold	-900bps	50%
		Target	Index	100%
		Maximum	+900bps	200%	TBD

3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers	15%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%	TBD
		Maximum	+900bps to wavg TSR	200%

The named executive officers elected to receive Class 2 LTIP Units in lieu of performance-based restricted stock units pursuant to the 2018 LTI Program.

The 2018 LTI Program awards were granted to Messrs. Toomey, Davis, Troupe, Alcock and Fisher, in the following amounts:

Total 2018 LTI Program Awards
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 1,750,000	$ 3,500,000	$ 7,000,000	TBD
Mr. Davis	$ 625,000	$ 1,250,000	$ 2,500,000	TBD
Mr. Troupe	$ 550,000	$ 1,100,000	$ 2,200,000	TBD
Mr. Alcock	$ 625,000	$ 1,250,000	$ 2,500,000	TBD
Mr. Fisher	$ 450,000	$ 900,000	$ 1,800,000	TBD

1-Year FFO as Adjusted (30% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 525,000	$ 1,050,000	$ 2,100,000	$ 1,837,500
Mr. Davis	$ 187,500	$ 375,000	$ 750,000	$ 656,250
Mr. Troupe	$ 165,000	$ 330,000	$ 660,000	$ 577,500
Mr. Alcock	$ 187,500	$ 375,000	$ 750,000	$ 656,250
Mr. Fisher	$ 135,000	$ 270,000	$ 540,000	$ 472,500

3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Index (20% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 350,000	$ 700,000	$ 1,400,000	TBD
Mr. Davis	$ 125,000	$ 250,000	$ 500,000	TBD
Mr. Troupe	$ 110,000	$ 220,000	$ 440,000	TBD
Mr. Alcock	$ 125,000	$ 250,000	$ 500,000	TBD
Mr. Fisher	$ 90,000	$ 180,000	$ 360,000	TBD

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

3-Year Relative Cumulative TSR Rank vs. Apartment Peers (35% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 612,500	$ 1,225,000	$ 2,450,000	TBD
Mr. Davis	$ 218,750	$ 437,500	$ 875,000	TBD
Mr. Troupe	$ 192,500	$ 385,000	$ 770,000	TBD
Mr. Alcock	$ 218,750	$ 437,500	$ 875,000	TBD
Mr. Fisher	$ 157,500	$ 315,000	$ 630,000	TBD
3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers (15% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 262,500	$ 525,000	$ 1,050,000	TBD
Mr. Davis	$ 93,750	$ 187,500	$ 375,000	TBD
Mr. Troupe	$ 82,500	$ 165,000	$ 330,000	TBD
Mr. Alcock	$ 93,750	$ 187,500	$ 375,000	TBD
Mr. Fisher	$ 67,500	$ 135,000	$ 270,000	TBD

2019 LTI Compensation

In December 2018, the Compensation Committee approved a new long-term incentive program for 2019.

The metrics used for the 2019 LTI Program are as follows:

Performance Metrics	Weighting	Range	Metric	Payout
1-Year FFO as Adjusted	30%	Threshold	$2.00	50%
		Target	$2.04	100%
		Maximum	$2.08	200%

3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index	20%	Threshold	-900bps	50%
		Target	Index	100%
		Maximum	+900bps	200%

3-Year Relative Cumulative TSR Rank vs. Apartment Peers	35%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg	100%
		Maximum	+900bps to wavg TSR	200%

3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers	15%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg	100%
		Maximum	+900bps to wavg TSR	200%

The portions of the 2019 LTI awards based upon the 3-year relative apartment peer TSR metric, the 3-year relative NAREIT Equity Index TSR metric and the 3-year relative cumulative FFO as Adjusted metric will vest on the date the Compensation Committee determines performance in January or February 2022.  The portion of the 2019 LTI awards based upon the 1-year FFO as Adjusted metric will be measured in January or February 2020 and will vest 50% at such time and 50% on the one-year anniversary thereof.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

2019 STI Compensation

In December 2018, the Compensation Committee also approved a new short-term incentive program for 2019 and in December 2018, each of our named executive officers elected to receive their short-term incentive compensation, to the extent earned, in Class 2 LTIP units.

For each named executive officer, 30% of the STI award will be based on the Compensation Committee’s subjective determination of such executive’s performance and 70% will be based on company performance measured by the metrics set forth below.  The weightings for each executive officer for each metric are set by the Compensation Committee.

The metrics used for the 2019 STI Program are as follows:

Metric	Threshold	Target	Maximum
FFO as Adjusted	$2.00	$2.04	$2.08
Transaction Volume (millions)	$220 million	$420 million	$870 million
Controllable Operating NOI (calculated excluding non-controllable expense for the same-store portfolio)	$962 million	$968 million	$974 million
Operating Platform Execution (measured by progress against pre-determined metrics)	50%	100%	200%
Relative Valuation	6th	4th	1st
Associate Engagement	3.9	4.0	4.1

Performance will be determined by the Compensation Committee and the units will vest in January or February 2020.

Severance, Change of Control and Other Arrangements

We provide a description of the change of control provisions and the death, disability and retirement provisions in our 1999 Long Term Incentive Plan and our policy with respect to severance benefits, below under “Post-Employment Compensation – Severance, Change of Control and Other Arrangements.”

Advisory Vote on Executive Compensation

At the 2018 annual meeting of shareholders, the shareholders approved, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, with 84% of votes cast in favor of the resolution. The Compensation Committee reviewed the final vote results for that resolution, and we have not made any changes to our executive compensation policies or decisions as a result of the vote. While the vote on the compensation of our named executive officers is advisory, and therefore not binding on the Company, the Compensation Committee or our board, our board and our Compensation Committee value the opinions of our shareholders and, to the extent there is any significant vote against the named executive officer compensation, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.  At our 2017 annual meeting, we conducted an advisory vote on the frequency of our advisory votes on executive compensation. Through that vote, our shareholders expressed a preference for an annual advisory vote on executive compensation, with 86% of votes cast in favor of an annual advisory vote on executive compensation.  We have determined that our shareholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Accordingly, our board recommends that you vote “FOR” Proposal No. 3 at the annual meeting. For more information, see “Proposal No. 3 Advisory Vote on Executive Compensation” in this proxy statement.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Accounting and Tax Effects

Among many factors, the impact of accounting treatment is considered in developing and implementing our compensation programs generally, including the accounting treatment as it applies to amounts awarded or paid to our executives. The impact of federal tax laws on our compensation programs is also considered, including the deductibility of compensation paid to our named executive officers, as regulated by Section 162(m) of the Code.

Prior to the enactment of the Tax Cuts and Jobs Act in December 2017, under Section 162(m) of the Code, we generally would not receive a federal income tax deduction for compensation paid to our chief executive officer or any of the three other most highly compensated executive officers (other than the chief financial officer) employed on the last day of the fiscal year to the extent that any of such persons receive more than $1,000,000 in compensation in the fiscal year, subject to an exemption for “performance-based” compensation, which permitted us to receive a federal income tax deduction for the compensation paid, even if such compensation exceeded $1,000,000 in a single year.

The Tax Cuts and Jobs Act, among other changes, retained the $1,000,000 deduction limit in Section 162(m) of the Code, but repealed the exemption from the deduction limit for performance-based compensation, while expanding the definition of “covered employees” to include the chief financial officer and any executive who is subject to the limitation in tax years beginning after 2016.  As a result, beginning in 2018, compensation paid to our named executive officers in excess of $1,000,000 is not deductible under Section 162(m), unless it qualifies for transition relief applicable to certain binding written performance-based compensation arrangements which were in effect as of November 2, 2017, and which were not modified in any material respect on or after that date.

The Compensation Committee has sought to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, and therefore the Compensation Committee has not adopted a policy that all compensation must be deductible on our federal income tax returns, and has reserved the right to adopt a policy, or may change any policy it does adopt, as it deems necessary. The Compensation Committee will continue to consider the tax deductibility of compensation as just one of many factors in determining the appropriate amount and form of compensation for our named executive officers.

The impact of Section 409A of the Code is also taken into account. The 1999 Long Term Incentive Plan has been designed to comply with the requirements of Section 409A of the Code so as to avoid possible adverse tax consequences that may result from noncompliance.

Equity Granting Process

Grants of stock options, restricted stock, restricted stock units, LTIP Units and other equity awards to our executive officers and other employees are approved by the Compensation Committee at regularly scheduled meetings, or occasionally by unanimous written consent. If approval is made at a meeting, the grant date of the award is the date of the meeting or a future date; if approval is by unanimous written consent, the grant date of the award is the day the last Compensation Committee member signs the written consent or a future date.

We have no practice of timing grants of stock options, restricted stock, restricted stock units, LTIP Units and other equity awards to coordinate with the release of material non-public information, nor have we timed the release of material non-public information for the purpose of affecting the value of any named executive officer compensation.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Stock Ownership Guidelines

To align the interests of our executive officers with the interests of our shareholders, each of our executive officers is required to comply with our Executive Stock Ownership Guidelines. These guidelines require our executive officers to own a specified number of shares of the Company’s common stock as determined by the executive officer’s position within four years of the date of the executive officer’s appointment. The individual guidelines are as follows:

•	110,000 shares for the Chairman and CEO and the President;
•	50,000 shares for any Executive Vice President (or equivalent); and
•	20,000 shares for any Senior Vice President (or equivalent).

All of our named executive officers serving as of the end of 2018 are in compliance with the Executive Stock Ownership Guideline applicable to their position. The Governance Committee may, from time to time, re-evaluate and revise these guidelines to give effect to changes in the price of our common stock or our capitalization.

Stock that counts towards satisfaction of the ownership guidelines include:

•	shares owned outright by the participant or his or her immediate family members residing in the same household;
•	vested restricted stock;
•	vested LTIP Units; and
•	shares into which OP Units in the Operating Partnership may be redeemed for shares of common stock.

A copy of our Executive Stock Ownership Guidelines may be found on our corporate governance page on our website at ir.udr.com. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”

Hedging, Pledging and Short-Term Speculative Transactions

We prohibit any Company personnel, including our named executive officers, from engaging in any short-term, speculative securities transactions, engaging in short sales, buying or selling put or call options, trading in options (other than those granted by the Company) and engaging in hedging transactions. We also prohibit purchasing securities on margin or pledging securities as collateral without prior approval.

Policy on Recoupment of Performance-Based Incentives

Our Compensation Committee adopted the Policy on Recoupment of Performance-Based Incentives, which applies to our executive officers, including our named executive officers, and their performance-based incentive compensation beginning with their compensation for the 2010 fiscal year. This policy provides that if the board determines that the Company’s financial statements are required to be restated as a result of fraud committed by an executive officer, the board may seek to recoup any portion of the performance-based awards that the executive officer would not have received if the Company’s financial results had been reported properly. The board administers the policy and determines, in its sole discretion, the amount of the performance-based award to be recouped. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Consideration of Risk

The Compensation Committee is aware of the consequences to companies that have not appropriately balanced risk and reward in executive compensation. The Compensation Committee believes that the emphasis on long-term performance in the 1999 Long Term Incentive Plan results in an overall compensation program that does not reward excessive risk-taking for the Company. The Company’s compensation strategy is intended to mitigate risk by emphasizing long-term compensation and financial performance measures correlated with growing shareholder value rather than rewarding shorter performance and payout periods.

Our Compensation Committee believes that our executive incentive compensation arrangements do not encourage our executives to take unnecessary or excessive risks that could threaten the value of our Company. While performance-based compensation constitutes a significant percentage of our executives’ overall total compensation and thereby the Compensation Committee believes motivates our executives to help fulfill our corporate mission and vision, including specific and focused Company performance objectives, the non-performance based compensation, for most executives for most years, is also a sufficiently high percentage of overall total compensation that the Compensation Committee does not believe that unnecessary or excessive risk taking is encouraged by the performance-based compensation. In addition, a significant portion of executive’s performance-based compensation is in the form of long-term equity incentives, which do not encourage unnecessary or excessive risk because they generally are performance-based and are earned over a multiple-year period of time, thereby focusing the executives on our Company’s long-term interests. In order to align the interests of our executive officers with the interests of our shareholders, each of our executive officers is required to comply with our Executive Stock Ownership Guidelines. Further, the Compensation Committee has adopted the Policy on Recoupment of Performance-Based Incentives as a means of discouraging unnecessary or excessive risk taking.

Compensation Committee Report

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Compensation Committee has reviewed and discussed with our management the Compensation Discussion and Analysis beginning on page 26 of this proxy statement. Based on such review and discussions, the Compensation Committee recommended to the board that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION AND MANAGEMENT
DEVELOPMENT COMMITTEE
Mark R. Patterson, Chair
Jon A. Grove
Robert A. McNamara
Lynne B. Sagalyn

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Compensation of Executive Officers

The executive officers named in the table below are referred to in this proxy statement as the “named executive officers.” The table below summarizes for each of the named executive officers the compensation amounts paid or earned for the fiscal years ended December 31, 2016, December 31, 2017 and December 31, 2018.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation ($)	Change In Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas W. Toomey(2)	2018	$800,000	$300,000	$3,450,891	-0-	$1,700,000	-0-	$27,585	$6,278,476
Chief Executive	2017	$800,000	-0-	$5,328,051	-0-	$1,569,000	-0-	$83,868	$7,780,919
Officer	2016	$800,000	-0-	$3,486,357	-0-	$1,617,000	-0-	$27,343	$5,930,700

Jerry A. Davis(3)	2018	$450,000	-0-	$1,232,466	-0-	$1,143,000	-0-	$18,706	$2,844,172
President – Chief	2017	$450,000	-0-	$1,388,578	-0-	$1,200,000	-0-	$19,583	$3,058,161
Operating Officer	2016	$450,000	-0-	$1,326,121	-0-	$1,087,000	-0-	$18,818	$2,881,939

Warren L. Troupe(4)	2018	$500,000	-0-	$1,084,576	-0-	$1.261.000	-0-	$15,556	$2,861,132
Senior Executive Vice	2017	$500,000	-0-	$1,045,928	-0-	$1,231,000	-0-	$26,388	$2,803,316
President	2016	$500,000	-0-	$1,143,228	-0-	$1,202,000	-0-	$15,672	$2,860,900

Harry G. Alcock(5)	2018	$450,000	-0-	$1,232,466	-0-	$1,074,000	-0-	$15,800	$2,772,266
Senior Vice President and Chief Investment Officer	2017	$450,000	-0-	$1,488,578	-0-	$941,000	-0-	$16,981	$2,896,559
	2016	$450,000	-0-	$1,326,121	-0-	$998,000	-0-	$16,168	$2,790,289

Joseph D. Fisher(6)	2018	$400,000	-0-	$887,378	-0-	$562,000	-0-	$18,550	$1,867,928
Senior Vice President	2017	$400,000	-0-	$1,695,485	-0-	$534,000	-0-	$23,983	$2,653,468
and Chief Financial Officer

(1)

The dollar amounts reflected in the “Stock Awards” column represent the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of grants of shares and units that vest over multiple years. For information regarding the valuation assumptions used in computing grant date fair value, refer to the note entitled “Employee Benefit Plans” in the Notes to our Consolidated Financial Statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2018, 2017 and 2016, as applicable.

(2)

“Stock Awards” for 2018 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s long-term incentive program. The threshold, target and maximum for this award were determined prior to the grant date, and the amount of the award with respect to the portion of the award with a 1-year performance period was determined in February 2019 based upon the achievement of the performance metric and the portion of the award with a 3-year performance period will be determined in January or February of 2021. The maximum amount of the award was $7,000,000. The named executive officer elected to receive 100% of the amount included in “Non-Equity Incentive Compensation” for 2018 in Class 1 LTIP Units.  In February 2019, the Compensation Committee awarded the named executive officer an additional discretionary cash bonus of $300,000 in recognition of the successful execution of succession and management development efforts for the company.  “All Other Compensation” includes $6,591 for Company paid health insurance (including dental) in 2018, $817 for Company paid life insurance, accidental death and disability insurance and disability insurance in 2018, $8,250 for the Company funded non-discretionary 401(k) Plan matching contribution and $11,927 for rent discount.

(3)

“Stock Awards” for 2018 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s long-term incentive program. The threshold, target and maximum for this award were determined prior to the grant date, and the amount of the award with respect to the portion of the award with a 1-year performance period was determined in February 2019 based upon the achievement of the performance metric and the portion of the award with a 3-year performance period will be determined in January or February of 2021. The maximum amount of the award was $2,500,000. The named executive officer elected to receive 100% of the amount included in “Non-Equity Incentive Compensation” for 2018 in Class 1 LTIP Units. “All Other Compensation” includes $9,639 for Company paid health insurance (including dental) in 2018, $817 for Company paid life insurance, accidental death and disability and disability insurance in 2018 and $8,250 for the Company funded non-discretionary 401(k) Plan matching contribution.

(4)

“Stock Awards” for 2018 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s long-term incentive program. The threshold, target and maximum for this award were determined prior to the grant date, and the amount of the award with respect to the portion of the award with a 1-year performance period was determined in February 2019 based upon the achievement of the performance metric and the portion of the award with a 3-year performance period will be determined in January or February of 2021.. The maximum amount of the award was $2,200,000. The named executive officer elected to receive 100% of the amount included in “Non-Equity Incentive Compensation” for 2018 in Class 1 LTIP Units. “All Other Compensation” includes $6,489 for Company paid health insurance (including dental) in 2018, $817 for Company paid life insurance, accidental death and disability and disability insurance in 2018 and $8,250 for the Company funded non-discretionary 401(k) Plan matching contribution.

(5)

“Stock Awards” for 2018 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s long-term incentive program. The threshold, target and maximum for this award were determined prior to the grant date, and the amount of the award with respect to the portion of the award with a 1-year performance period was determined in February 2019 based upon the achievement of the performance metric and the portion of the award with a 3-year performance period will be determined in January or February of 2021. The maximum amount of the award was $2,500,000. The named executive officer elected to receive 100% of the amount included in “Non-Equity Incentive Compensation” for 2018 in Class 1 LTIP Units. “All Other Compensation” includes $9,483 for Company paid health insurance (including dental) in 2018, $817 for Company paid life insurance, accidental death and disability and disability insurance in 2018 and $5,500 for the Company funded non-discretionary 401(k) Plan matching contribution.

(6)

“Stock Awards” for 2018 includes the aggregate grant date fair value of Class 2 LTIP Units awarded under the Company’s long-term incentive program. The threshold, target and maximum for this award were determined prior to the grant date, and the amount of the award with respect to the portion of the award with a 1-year performance period was determined in February 2019 based upon the achievement of the performance metric and the portion of the award with a 3-year performance period will be determined in January or February of 2021.  The maximum amount of the award was $1,800,000. The named executive officer elected to receive 100% of the amount included in “Non-Equity Incentive Compensation” for 2018 in Class 1 LTIP Units. “All Other Compensation” includes $9,483 for Company paid health insurance (including dental) in 2018, $817 for Company paid life insurance, accidental death and disability and disability insurance in 2018, $8,250 for the Company funded non-discretionary 401(k) Plan matching contribution.

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Grants of Plan-Based Awards Table
The following table provides information concerning each grant of a plan-based award made to a named executive officer in the 2018 fiscal year.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (j)	All Other Option Awards: Number of Securities Underlying Options (#) (k)	Exercise or Base Price of Option Awards ($/Sh) (l)	Grant Date Fair Value of Stock and Option Awards (m)
Name (a)	Award Type (b)	Grant Date (c)	Threshold ($) (d)	Target ($) (e)	Maximum ($) (f)	Threshold (#) (g)	Target (#) (h)	Maximum (#) (i)

Thomas W. Toomey	STI	2/15/2018	$600,000	$1,200,000	$1,800,000				-	-	-
	LTI	1/2/2018				45,980	91,960	183,920	-	-	-	$3,450,891
Jerry A. Davis	STI	2/15/2018	$400,000	$ 800,000	$1,200,000				-	-	-
	LTI	1/2/2018				16,422	32,843	65,686	-	-	-	$1,232,466
Warren L. Troupe	STI	2/15/2018	$450,000	$ 900,000	$1,350,000				-	-	-
	LTI	1/2/2018				14,451	28,902	57,804	-	-	-	$1,084,576
Harry G. Alcock	STI	2/15/2018	$400,000	$ 800,000	$1,200,000				-	-	-
	LTI	1/2/2018				16,422	32,843	65,686	-	-	-	$1,232,466
Joseph D. Fisher	STI	2/15/2018	$200,000	$ 400,000	$ 600,000				-	-	-
	LTI	1/2/2018				11,824	23,647	47,294	-	-	-	$ 887,378

Narrative Disclosure to Summary Compensation
Table and Grants of Plan-Based Awards Table

Long Term Incentive Compensation

The 2018 LTI Program covers consecutive, rolling three-year tranches (each consisting of 36 months) for an indefinite period. LTIP Units are a class of partnership interests in the Operating Partnership and serve as a form of equity-based award for our annual long-term incentive equity compensation. LTIP Units are designed to qualify as “profits interests” in the Operating Partnership for federal income tax purposes, meaning that initially they are not economically equivalent in value to a share of our common stock, but over time can increase in value to one-for-one parity with common stock by operation of special tax rules applicable to profits interests. LTIP Units are designed to offer executives a long-term incentive comparable to restricted stock or restricted stock units, while allowing them to enjoy a potentially more favorable income tax treatment. Each LTIP Unit awarded is deemed equivalent to an award of one share of common stock reserved under our 1999 Long Term Incentive Plan. The key difference between LTIP Units and restricted stock is that, at the time of award, LTIP Units do not have full economic parity with an OP Unit, but can achieve such parity over time upon the occurrence of specified events in accordance with partnership tax rules. Until and unless such parity is reached, the value that an executive will realize for a given number of vested LTIP Units is less than the value of an equal number of shares of our common stock.

During the applicable performance period, holders of LTIP Units will receive distributions equal to one-tenth (1⁄10th) of the amount of regular quarterly distributions paid on an OP Unit, but will not receive any special distributions. After the end of the performance period, holders of earned LTIP Units, both vested and unvested, will be entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit (which equal per share dividends (both regular and special) on our common stock). LTIP Units awarded with time-based vesting conditions only, both vested and unvested, are entitled to receive distributions in an amount per LTIP Unit equal to the distributions, both regular and special, payable on an OP Unit.

In December 2017, the named executive officers were permitted to elect to receive Class 2 LTIP Units in lieu of performance-based restricted stock units, and upon the elections of the named executive officers, the Compensation Committee awarded Class 2 LTIP Units to all of the named executive officers pursuant to the 2018 LTI Program. Subject to the conditions set forth in the Tenth Amendment to the Amended and Restated Agreement of Limited Partnership of the Operating Partnership and subject to the vesting conditions specified

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

with respect to each Class 2 LTIP Unit (described below), each Class 2 LTIP Unit may be converted, at the election of the holder, into an OP Unit of the Operating Partnership provided that such Class 2 LTIP Unit has been outstanding for at least two years from the date of grant. A holder of OP Units has the right to require the Operating Partnership to redeem all or a portion of the OP Units held by the holder in exchange for a cash payment based on the market value of our common stock at the time of redemption. However, the Operating Partnership’s obligation to pay the cash amount is subject the prior right of the Company to acquire such OP Units in exchange for either the cash amount or shares of our common stock.

The Class 2 LTIP Units are granted at maximum, and will vest only to the extent that pre-established performance metrics are met for the applicable performance period, subject to continuing employment. The 2018 LTI program award opportunity for the three-year performance period which commenced in 2018 has two separate tranches with different performance periods and vesting schedules, as follows: (i) 30% of the award opportunity has an FFO as Adjusted performance period of one year and one-half vested in February 2019 and one-half will vest in February 2020; (ii) 35% of the award opportunity has a 3-year relative cumulative TSR versus apartment peers metric and will vest on the date the Compensation Committee determines performance in January or February of 2021; (iii) 20% of the award has a 3-year relative cumulative TSR versus the NAREIT Equity Total Return Index metric and will vest on the date the Compensation Committee determines performance in January or February of 2021; and (iv) 15% of the award opportunity has a 3-year FFO as Adjusted Growth Rate versus apartment peers metric and will vest on the date the Compensation Committee determines performance in January or February of 2021.  In this way, the vesting conditions for the Class 2 LTIP Units are comparable to the vesting conditions applicable to our performance-based restricted stock units. Consistent with the treatment of other equity awards under the 1999 Plan, upon a Class 2 LTIP Unit holder’s death or disability during his or her employment, or in the event of a change of control, all restrictions on outstanding awards shall lapse; otherwise, vesting shall cease upon the date that employment is terminated for any other reason. Holders of Class 2 LTIP Units have the same voting rights as limited partners holding OP Units in the Operating Partnership, with the LTIP Units voting together as a single class with the OP Units and having one vote per LTIP Unit, and holders of LTIP Units shall not be entitled to approve, vote on or consent to any other matter.

The metrics utilized for the 2018 LTI Program awards are as follows:

Performance Metric	Weighting	Range	Metric	Payout	Actual Result

	30%	Threshold	$1.89	50%
1-Year FFO as Adjusted		Target	$1.93	100%	$1.96
		Maximum	$1.97	200%
3-Year Relative Cumulative TSR Rank vs. Apartment Peers	35%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%	Because this is a 3 year metric, the result has not yet been determined
		Maximum	+900bps to wavg TSR	200%
3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Total Return Index	20%	Threshold	-900bps	50%
		Target	Index	100%	Because this is a 3 year metric, the result has not yet been determined
		Maximum	+900bps	200%
3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers	15%	Threshold	-900bps to wavg TSR	50%
		Target	Wavg TSR	100%	Because this is a 3 year metric, the result has not yet been determined
		Maximum	+900bps to wavg TSR	200%

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The 2018 LTI Program awards were granted to Messrs. Toomey, Davis, Troupe, Alcock and Fisher, in the following amounts:

8

Total 2018 LTI Program Awards
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 1,750,000	$ 3,500,000	$ 7,000,000	TBD
Mr. Davis	$ 625,000	$ 1,250,000	$ 2,500,000	TBD
Mr. Troupe	$ 550,000	$ 1,100,000	$ 2,200,000	TBD
Mr. Alcock	$ 625,000	$ 1,250,000	$ 2,500,000	TBD
Mr. Fisher	$ 450,000	$ 900,000	$ 1,800,000	TBD

1-Year FFO as Adjusted (30% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 525,000	$ 1,050,000	$ 2,100,000	$ 1,837,500
Mr. Davis	$ 187,500	$ 375,000	$ 750,000	$ 656,250
Mr. Troupe	$ 165,000	$ 330,000	$ 660,000	$ 577,500
Mr. Alcock	$ 187,500	$ 375,000	$ 750,000	$ 656,250
Mr. Fisher	$ 135,000	$ 270,000	$ 540,000	$ 472,500

3-Year Relative Cumulative TSR vs. NAREIT Equity REITs Index (20% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 350,000	$ 700,000	$ 1,400,000	TBD
Mr. Davis	$ 125,000	$ 250,000	$ 500,000	TBD
Mr. Troupe	$ 110,000	$ 220,000	$ 440,000	TBD
Mr. Alcock	$ 125,000	$ 250,000	$ 500,000	TBD
Mr. Fisher	$ 90,000	$ 180,000	$ 360,000	TBD
3-Year Relative Cumulative TSR Rank vs. Apartment Peers (35% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 612,500	$ 1,225,000	$ 2,450,000	TBD
Mr. Davis	$ 218,750	$ 437,500	$ 875,000	TBD
Mr. Troupe	$ 192,500	$ 385,000	$ 770,000	TBD
Mr. Alcock	$ 218,750	$ 437,500	$ 875,000	TBD
Mr. Fisher	$ 157,500	$ 315,000	$ 630,000	TBD
3-Year Relative Cumulative FFO as Adjusted Growth Rate vs. Apartment Peers (15% of 2018 LTI Program Award)
	Threshold	Target	Maximum	Actual Amount
Mr. Toomey	$ 262,500	$ 525,000	$ 1,050,000	TBD
Mr. Davis	$ 93,750	$ 187,500	$ 375,000	TBD
Mr. Troupe	$ 82,500	$ 165,000	$ 330,000	TBD
Mr. Alcock	$ 93,750	$ 187,500	$ 375,000	TBD
Mr. Fisher	$ 67,500	$ 135,000	$ 270,000	TBD

See “Compensation Discussion and Analysis — The Compensation of Our Named Executive Officers for 2018 — LTI Compensation.”

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

Matching 401(k) Contributions

In 2018, Messrs. Toomey, Davis, Troupe, Alcock and Fisher each received a non-discretionary 401(k) matching contribution made by us in the amount of $8,250, $8,250, $8,250, $5,500 and $8,250, respectively.  In 2017, Messrs. Toomey, Davis, Troupe, Alcock and Fisher each received a non-discretionary 401(k) matching contribution made by us in the amount of $8,100, $8,100, $8,100, $5,400 and $8,100, respectively. In 2016, Messrs. Toomey, Davis, Troupe and Alcock each received a non-discretionary 401(k) matching contribution made by us in the amount of $5,650, $7,950, $7,950 and $5,300, respectively.

Outstanding Equity Awards at 2018 Fiscal Year-End

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of the end of the 2018 fiscal year:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Option (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Thomas W. Toomey						42,894	$1,699,460	--	--
						22,733	900,681	--	--
						--	--	163,394	$6,473,670	(1)
						--	--	76,192	3,018,727	(1)
						--	--	76,192	3,018,727	(1)
						--	--	25,398	1,006,269	(1)
						--	--	60,706	2,405,172	(1)
						--	--	82,129	3,253,951	(1)
						--	--	46,928	1,859,287	(1)
						--	--	35,201	1,394,664	(1)
Jerry A. Davis						4,283	$169,692	--	--
						3,812	151,031	--	--
						8,118	321,635	--	--
						--	--	18,629	$738,081
						--	--	14,589	578,016	(1)
						--	--	27,211	1,078,100	(1)
						--	--	27,211	1,078,100	(1)
						--	--	9,070	359,353	(1)
						--	--	21,681	859,001	(1)
						--	--	29,330	1,162,055	(1)
						--	--	16,757	663,912	(1)
						--	--	12,572	498,103	(1)
Warren L. Troupe						7,143	$283,006	--	--
						--	--	10,929	$433,007
						--	--	25,676	1,017,283	(1)
						--	--	23,945	948,701	(1)
						--	--	23,945	948,701	(1)
						--	--	7,985	316,366	(1)
						--	--	19,080	755,950	(1)
						--	--	25,811	1,022,632	(1)
						--	--	14,752	584,474	(1)
						--	--	11,064	438,356	(1)
Harry G. Alcock						5,718	$226,547	--	--
						8,118	321,635	--	--
						--	--	18,629	$738,081
						--	--	14,589	578,016	(1)
						--	--	27,211	1,078,100	(1)
						--	--	27,211	1,078,100	(1)
						--	--	9,070	359,353	(1)
						--	--	21,681	859,001	(1)
						--	--	29,330	1,162,055	(1)
						--	--	16,757	663,912	(1)
						--	--	12,572	498,103	(1)
Joseph D. Fisher						20,862	$826,552	--	--
						1,623	64,303	--	--
						1,630	64,581	--	--
						--	--	2,230	$88,353
						--	--	2,230	88,353
						--	--	744	29,477
						--	--	5,442	215,612	(1)
						--	--	5,442	215,612	(1)
						--	--	1,816	71,950	(1)
						--	--	15,608	618,389	(1)
						--	--	21,121	836,814	(1)
						--	--	12,071	478,253	(1)
						--	--	9,054	358,719	(1)

_______________________ (1) LTIP Units granted at maximum including estimated dividend equivalent shares, subject to forfeiture based upon final performance.
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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

The following table provides grant and vesting dates as of December 31, 2018 for each of the unvested stock awards listed in the table above:

	Grant Date	Unvested Shares or Units	Vesting Date

Thomas W. Toomey	2/5/2016	163,394	vests on 2/2019
	1/3/2017	22,733	vests on 2/2019
	1/3/2017	177,782	vests on 2/2020
	2/2/2017	42,894	1/3 vests on 2/2019, 2/2020 and 2/2021
	1/2/2018	60,706	1/2 vests on 2/2019 and 2/2020
	1/2/2018	164,258	vests on 2/2021
Jerry A. Davis	2/5/2016	4,283	1/2 vests on 2/2019 and 2/2020
	2/5/2016	33,218	vests on 2/2019
	1/3/2017	8,118	vests on 2/2019
	1/3/2017	63,492	vests on 2/2020
	2/2/2017	3,812	1/2 vests on 2/2019 and 2/2020
	1/2/2018	21,681	1/2 vests on 2/2019 and 2/2020
	1/2/2018	58,659	vests on 2/2021
Warren L. Troupe	2/5/2016	36,605	vests on 2/2019
	1/3/2017	7,143	vests on 2/2019
	1/3/2017	55,875	vests on 2/2020
	1/2/2018	19,080	1/2 vests on 2/2019 and 2/2020
	1/2/2018	51,627	vests on 2/2021
Harry G. Alcock	2/5/2016	33,218	vests on 2/2019
	1/3/2017	8,118	vests on 2/2019
	1/3/2017	63,492	vests on 2/2020
	2/2/2017	5,718	1/2 vests on 2/2019 and 2/2020
	1/2/2018	21,681	1/2 vests on 2/2019 and 2/2020
	1/2/2018	58,659	vests on 2/2021
Joseph D. Fisher	1/3/2017	20,862	1/3 vests on 2/2019, 2/2020 and 2/2021
	1/3/2017	3,253	vests on 2/2019
	1/3/2017	17,904	vests on 2/2020
	1/2/2018	15,608	1/2 vests on 2/2019 and 2/2020
	1/2/2018	42,246	vests on 2/2021

Option Exercises and Stock Vested

The following table provides information concerning exercise of stock options and vesting of stock during the 2018 fiscal year for each of the named executive officers:

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Thomas W. Toomey	1,680,672	$49,232,357	177,952	$6,149,330
Jerry A. Davis	--	--	63,665	$2,196,982
Warren L. Troupe	150,000	$4,059,000	57,757	$1,991,985
Harry G. Alcock	--	--	62,477	$2,157,349
Joseph D. Fisher	--	--	10,208	$376,607

Pension Benefits Table
We do not have any pension plans for our associates. We do have a 401(k) plan and our matching contributions are included in the Summary Compensation Table under the heading “All Other Compensation.”

Nonqualified Deferred Compensation Table

We do not have any nonqualified deferred compensation plans for our associates.

Employment and Other Agreements

We do not have employment agreements or arrangements with any of our other named executive officers other than the agreements and compensation programs described elsewhere in this proxy statement.

In November 2016, we entered into an aircraft time-share agreement with each of Messrs. Toomey and Troupe, which replaced prior agreements entered into in December 2011.  These agreements were amended

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and restated in February 2019.  Under each aircraft time-share agreement, we have agreed to lease an aircraft that we own and an aircraft in which we own a fractional interest, including crew and flight services, to Messrs. Toomey and Troupe for personal flights from time to time upon their request. Messrs. Toomey and Troupe will pay us a lease fee as may be set by the board from time to time for the flight expenses that may be charged under applicable regulations. We will invoice Mr. Toomey and Mr. Troupe on the last day of the month in which any respective flight occurs. Each aircraft time-share agreement will remain in effect until terminated by either party upon ten days’ prior written notice. Each agreement automatically terminates upon the date either Mr. Toomey or Mr. Troupe, respectively, are no longer employed by us.

In 2018, Mr. Toomey paid us $146,137 and Mr. Troupe paid us $15,399 for aircraft lease payments as contemplated by these agreements.

Post-Employment Compensation — Severance, Change of Control and Other Arrangements

Change of Control. Under the provisions of our 1999 Long-Term Incentive Plan, all outstanding options, stock appreciation rights and other awards that may be exercised generally become fully exercisable and all restrictions on outstanding awards will lapse upon the occurrence of a change of control unless otherwise provided in the award agreement. “Change of control” is defined in the Plan as (1) a merger or consolidation in which we are not the surviving entity, except for a transaction the principal purpose of which is to change the state in which we are incorporated; (2) the transfer or sale of all or substantially all of our assets other than to an affiliate or subsidiary of ours; (3) the liquidation of our Company; (4) the acquisition by any person, or by a group of persons acting in concert, of more than 50% of our outstanding voting securities, which results in the resignation or addition of 50% or more independent members of our board; (5) certain reverse mergers in which the Company is the surviving entity or (6) a change in the composition of the board over a period of 12 months or less such that a majority of the board ceases, by reason of one or more contested elections, to be comprised of individuals who are “continuing directors” (as defined in the Plan). The Plan also provides an exception to the rule that the Compensation Committee may provide that unexercised awards will expire in the event of a change in control if the change in control results from a change in the composition of the board, including a change in the composition of the board resulting from the acquisition of more than 50% of the Company’s outstanding voting securities.

If a change in control occurred effective as of December 31, 2018, the value of the cash payments and the benefits provided (based on the exercise of options and the release of restrictions on previously granted stock awards) to each of the named executive officers would have been as follows:

Name	Cash Payments	Value of Outstanding Options	Value of Outstanding Restricted Stock Awards	Total

Thomas W. Toomey	--	--	$25,030,609	$25,030,609
Jerry A. Davis	--	--	$7,657,080	$7,657,080
Warren L. Troupe	--	--	$6,748,475	$6,748,475
Harry G. Alcock	--	--	$7,562,903	$7,562,903
Joseph D. Fisher	--	--	$3,956,968	$3,956,968

Death, Disability or Retirement. Our 1999 Long-Term Incentive Plan provides that, unless otherwise provided in the award agreement, upon a participant’s death, disability or retirement, all outstanding options, stock appreciation rights and other awards that may be exercised shall become fully exercisable, and all restrictions on outstanding stock awards shall lapse. If the death, disability or retirement of each of our named executive officers occurred as of December 31, 2018, the benefits provided (based upon the exercise of options and the release of restrictions on previously granted stock awards) would have been as follows:

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Name	Value of Outstanding Options	Value of Outstanding Restricted Stock Awards	Total

Thomas W. Toomey	--	$25,030,609	$25,030,609
Jerry A. Davis	--	$7,657,080	$7,657,080
Warren L. Troupe	--	$6,748,475	$6,748,475
Harry G. Alcock	--	$7,562,903	$7,562,903
Joseph D. Fisher	--	$3,956,968	$3,956,968

Severance Benefits.  We currently do not have any contractual severance arrangements with our named executive officers.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of all of our employees and the annual total compensation of Mr. Toomey.  For fiscal 2018, the median of the annual total compensation of all employees of UDR (other than Mr. Toomey) was $63,292, and the annual total compensation of Mr. Toomey, as reported in the Summary Compensation Table included elsewhere in this Proxy Statement, was $6,278,476.  Based on this information, for fiscal 2018, the ratio of the annual total compensation of Mr. Toomey to the median of the annual total compensation of all employees of UDR (other than Mr. Toomey) was 99 to 1.

The ratio of the annual total compensation of Mr. Toomey to the median of the annual total compensation of all employees of UDR (other than Mr. Toomey) presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.  This ratio is not comparable to the ratio reported by other public companies, because each company uses its own assumptions, methodologies and estimates when computing the ratio.

To identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and Mr. Toomey, we took the following steps:

•

We determined that, as of December 28, 2018, our employee population consisted of approximately 1,467 individuals, with all of these individuals located in the United States. This population consisted of our full-time, part-time, and temporary employees, and does not include any independent contractors that we have engaged.

•

To identify the median employee from our employee population, we compared the amount of total compensation (consisting of salaries, rent discounts, 401(k) matching, benefits paid by us, commissions, bonuses and incentive plan awards) of our employees as reflected in our payroll records as of December 28, 2018.  We identified our median employee using this compensation measure, which was consistently applied to all employees included in the calculation.

•

Once we identified our median employee, we combined all of the elements of such employee’s compensation for fiscal 2018 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $63,292.

•	For the annual total compensation of Mr. Toomey, we used the amount reported in the “Total” column (column (j)) of our 2018 Summary Compensation Table included in this proxy statement.

This information is being provided for compliance purposes. Neither the Compensation Committee nor the management of the Company used the pay ratio measure in making compensation decisions.

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Compensation Risks

We have reviewed our overall compensation programs and practices for our employees, and we believe that any risks arising from those compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. In reaching this conclusion, we reviewed the incentives created by our compensation policies and practices, how those incentives may create risks, and the mitigating factors or controls that addressed the potential adverse effect of any such risks. As with the compensation programs and practices in place for our executive officers, we do not believe that any of our incentive compensation arrangements for employees encourage them to take unnecessary or excessive risks that could threaten the value of our Company.

Transactions with Related Persons

Our board has adopted a policy relating to the review, approval and ratification of transactions with related persons. The Company recognizes that there are situations where related person transactions may be in, or not inconsistent with, the best interest of the Company and therefore the board adopted a written policy to provide a procedure for the review, approval or ratification of related person transactions. The policy applies to any transaction, the amount of which exceeds $120,000, between the Company and any person who is a director, executive officer or the beneficial owner of more than 5% of any class of the Company’s voting securities, and in which such related person had, has or will have a direct or indirect interest. Any related person transaction is subject to approval by the board or the executive committee of the board. To access the guidelines on our website, click on “Investor Relations” and then click on “Corporate Governance.”

Equity Compensation Plan Information

The following table provides information about shares of our common stock that we may issue upon the exercise of options, warrants and rights under our existing equity compensation plans. All information is provided as of December 31, 2018. Our 1999 Long-Term Incentive Plan is our only shareholder approved equity compensation plan.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by the security holders	—	$—	7,269,166
Equity compensation plans not approved by the security holders	—	—	—
Total	—	$—	7,269,166

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AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this proxy statement or future filings with the Securities and Exchange Commission, in whole or part, the following report shall not be deemed to be incorporated by reference into any such filing.

The Audit Committee has reviewed and discussed our unaudited financial statements for the quarters ended March 31, June 30 and September 30, 2018 and our December 31, 2018 audited financial statements with management and with Ernst & Young LLP, our independent accountants. Each member of the Audit Committee is “independent” in accordance with the applicable corporate governance listing standards of the NYSE.

The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee has received from Ernst & Young LLP the written disclosures required by Rule 3526 of the Public Company Accounting Oversight Board, Communication with Audit Committees Concerning Independence, regarding their independence, and has discussed with Ernst & Young LLP their independence relative to us, including whether the provision of their services is compatible with maintaining Ernst & Young LLP’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the board that the December 31, 2018 audited financial statements be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE
Clint D. McDonnough, Chair
Katherine A. Cattanach
Robert P. Freeman
Mary Ann King

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AUDIT MATTERS

Audit Fees

In connection with the audit of the 2018 financial statements, we entered into an engagement agreement with Ernst & Young LLP which set forth the terms by which Ernst & Young LLP will perform audit services for us. That agreement is subject to alternative dispute resolution procedures.

The following table sets forth the aggregate fees billed or to be billed by Ernst & Young LLP for the following services during fiscal 2018 and fiscal 2017:

Description of Services	2018	2017

Audit Fees(1)	$1,325,590	$1,428,839
Audit-Related Fees(2)	—	—
Tax Fees(3)	75,597	157,532
All Other Fees	—	—
Total	$1,401,187	$1,586,371

(1)

Audit fees consist of fees for the audit and review of the Company’s consolidated financial statements, acquisition audits, statutory audits, comfort letters, consents, debt covenant letters and assistance with and review of documents filed with the SEC.

(2)

Audit-related fees consist of fees for audit-related services for partnership and benefit plan audits, review of proxy materials, accounting advice in connection with specific transactions, internal control reviews and various attestation engagements.

(3)	Tax fees consist of fees for tax compliance, tax advisory services (1031 and state planning) and tax planning.

Pre-Approval Policies and Procedures

The charter of the Audit Committee provides that the Audit Committee is responsible for the pre-approval of all audit and permitted non-audit services to be performed for the Company by the independent auditors. All of the fees paid to the independent auditors that are shown in the chart above for 2018 were approved by the Audit Committee in accordance with the procedures described below.

The Audit Committee reviews at its meetings audit and non-audit services proposed to be provided by the independent registered public accounting firm. The Committee has delegated to the Chair, or an alternate member of the Audit Committee, the authority to grant pre-approvals if either deems it necessary or appropriate to consider a pre-approval request without a meeting of the full Audit Committee. Pre-approvals by the Chair or alternate member are reviewed with the Audit Committee at its next regularly scheduled meeting.

In considering the pre-approval of proposed audit or non-audit services by the independent auditors, management reviews with the Audit Committee or its delegate, a description of and the budget for the proposed service and the reasons that the independent auditors are being requested to provide the services, including any possible impact on the independence of the independent auditors. Additional Audit Committee approval is required if the pre-approved services exceed the pre-approved budgeted amount for the services.

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PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Ernst & Young LLP, independent registered public accounting firm, served as our auditors for fiscal 2018.  Our Audit Committee has selected Ernst & Young LLP to audit our financial statements for fiscal 2019. We expect that a representative of Ernst & Young LLP will be present at the meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to answer any appropriate questions from shareholders.

Vote Required and Board of Directors’ Recommendation

Although it is not required to do so, the board is submitting the Audit Committee’s selection of our independent registered public accounting firm for ratification by the shareholders at the meeting in order to ascertain the view of our shareholders regarding such selection. The affirmative vote of a majority of the votes cast at the meeting will be required to approve this proposal. In the event the shareholders do not ratify this appointment, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of the Company and its shareholders. Even if the appointment is ratified by the shareholders, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.

 Our board recommends that the shareholders vote “FOR”

the ratification of the appointment of Ernst & Young LLP

as our independent registered public accounting firm for fiscal 2019.

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PROPOSAL NO. 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Section 14A of the Exchange Act enables our shareholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

As described in detail under the heading “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation programs are designed to attract and retain executive talent and to align the interests of our named executive officers with the interests of the Company and our shareholders by providing market competitive compensation that is closely tied to short-term and long-term performance goals set by our Compensation Committee. The compensation of our named executive officers is comprised of a mix of base salary, short-term incentive compensation and long-term incentive compensation. Please read the “Executive Compensation” section beginning on page 26, which includes the Compensation Discussion and Analysis, the tabular disclosure regarding the compensation of our named executive officers and the accompanying narrative disclosure set forth in this proxy statement for additional details about our executive compensation programs, including information about the fiscal year 2018 compensation of our named executive officers.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. Accordingly, our board is asking our shareholders to cast a non-binding advisory vote “FOR” the following resolution at the annual meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

Vote Required and Board of Directors’ Recommendation

The vote on the compensation of our named executive officers as disclosed in this proxy statement is advisory, and therefore not binding on the Company, the Compensation Committee or our board. Our board and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns. We have determined that our shareholders should cast an advisory vote on the compensation of our named executive officers on an annual basis. Unless this policy changes, the next advisory vote on the compensation of our named executive officers will be at the 2020 annual meeting of shareholders. The affirmative vote of a majority of votes cast is required to approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.

 Our board recommends that the shareholders vote “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

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FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Why did you provide this proxy statement to me?

We are providing this proxy statement and proxy card to you on the Internet or, upon your request, we are sending printed versions of this proxy statement and proxy card to you by mail, because you owned shares of our common stock and/or our Series E preferred stock or our Series F preferred stock at the close of business on March 18, 2019, which is the record date for the meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

The holders of shares of our common stock and our Series E and Series F preferred stock outstanding at the close of business on the record date are entitled to receive notice of the meeting and are entitled to one vote for each share held on each proposal presented at the meeting. Cumulative voting is not permitted. At the record date of March 18, 2019, we had 281,178,352 shares of common stock, 2,780,994 shares of our Series E preferred stock and 15,797,155 shares of Series F preferred stock issued and outstanding.

When you vote, you appoint James D. Klingbeil and Thomas W. Toomey, or either of them, as your representatives at the meeting. Messrs. Klingbeil and Toomey will vote your shares at the meeting as you instructed them when you voted. This way, your shares will be voted whether or not you attend the meeting. Even if you plan to attend the meeting, you should vote by telephone, through the Internet or, if you have requested and received a paper copy of the proxy statement, by completing, signing and returning the paper proxy card enclosed with this proxy statement in advance of the meeting, in case your plans change.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with rules and regulations adopted by the SEC, instead of mailing a printed copy of our proxy materials to each shareholder of record, we may furnish proxy materials, including this proxy statement and our 2018 Annual Report, by providing access to such documents on the Internet. Most shareholders will not receive printed copies of the proxy materials unless they request them, in which case printed copies of the proxy materials will be provided at no charge.

Instead of mailing a printed copy of our proxy materials to each shareholder of record, a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) was mailed to such shareholders on or about March 27, 2019 that instructs you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy on the Internet or by telephone.

Any shareholder may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis by following the instructions set forth in the Notice of Internet Availability. Choosing to receive future proxy materials by e-mail will save us the cost of printing and delivering documents to shareholders and will reduce the environmental impact of our annual meetings. A shareholder’s election to receive proxy materials by e-mail will remain in effect until the shareholder terminates the election.

What constitutes a quorum in order to hold and transact business at the meeting?

The presence, in person or by proxy, of holders of at least a majority of the total number of shares of our outstanding common stock, Series E preferred stock and Series F preferred stock, taken together, as of the record date, constitutes a quorum that is required to hold the meeting and to conduct business. If a quorum is not present at the meeting, the meeting may be adjourned from time to time until a quorum is obtained. Your

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shares will be counted as being present at the meeting if you vote your shares in person at the meeting, if you vote your shares by telephone or through the Internet, or if you submit a properly executed proxy card. Votes against a particular proposal will be counted to determine the presence of a quorum. Abstentions, broker non-votes, which are explained below, and shares as to which authority to vote on any proposal is withheld, are each included in the determination of the number of shares present at the meeting for purposes of obtaining a quorum. Each will be tabulated separately.

How do I vote?

For Shares Directly Registered in Your Name:	If you hold your shares in your own name as holder of record with Wells Fargo Shareowner Services, there are four different ways to vote:
	•	Internet: You can go to www.proxyvote.com and vote through the Internet.
	•	Telephone: You can submit your vote by proxy over the telephone by following the instructions provided on the separate proxy card if you received a printed set of the proxy materials.
•

Mail:  If you have requested and received a paper copy of the proxy statement, you can mark, sign, date and return the paper proxy card enclosed with the proxy statement in the postage-paid envelope that we have provided to you. Please note that if you vote through the Internet or by telephone, you do not need to return your proxy card.

•

In person:  If you are a shareholder as of the record date, you may vote in person at the meeting. Submitting a proxy prior to the meeting will not prevent a shareholder from attending the meeting and voting in person.

All valid proxies received and not revoked prior to the meeting will be voted in accordance with each shareholder’s instructions.
For Shares Held in “Street Name:”

If your shares are held by a brokerage firm, bank or other nominee (i.e., in “street name”), you will receive instructions from your nominee that you must follow in order to have your shares voted. “Street name” shareholders who wish to vote in person at the meeting will need to obtain a proxy form from the brokerage firm, bank or other nominee that holds their shares of record.

In addition, a number of brokers and banks are participating in a program provided through Broadridge Financial Solutions, Inc. (“Broadridge”) that offers telephone and Internet voting options. This program is different from the program provided by Wells Fargo Shareowner Services for shares registered directly in the name of the shareholder. If your shares are held in an account with a broker or a bank participating in the Broadridge program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at the Broadridge voting website (www.proxyvote.com).

How will my proxy be voted?

All shares represented by properly executed proxies received in time for the meeting will be voted at the meeting in accordance with the instructions marked thereon or otherwise as provided therein, unless such

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proxies have previously been revoked. Unless instructions to the contrary are marked, or if no instructions are specified, shares represented by proxies will be voted:

•	FOR the election of all nominees for director.
•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2019.
•	FOR the approval, on an advisory basis, of the compensation of our named executive officers disclosed in this proxy statement.

Will other matters be voted on at the annual meeting?

We have not received notice of any other matters that may properly be presented at the meeting. However, if a matter comes up for vote at the meeting that is not described in this proxy statement or listed on the proxy card, Messrs. Klingbeil and Toomey will vote your shares, under your proxy, in their discretion. It is the intention of Messrs. Klingbeil and Toomey to vote the shares they represent as directed by the board.

Can I revoke my proxy and change my vote?

Yes. If you are a record holder of your shares, you may revoke your proxy at any time prior to the date of the meeting by:

•	submitting a later-dated vote in person at the meeting, through the Internet, by telephone or, if you originally voted by returning a paper proxy card to us, by mail; or

•

delivering instructions to the attention of the Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Any notice of revocation sent to us must include the shareholder’s name and must be received prior to the date of the meeting to be effective.

If you hold your shares in “street name,” you should follow the directions provided by your broker or other nominee regarding how to revoke your proxy.

What vote is required for the proposals if a quorum is present?

•	The affirmative vote of a majority of the votes cast is required for the election of a director in Proposal 1.
•

The affirmative vote of a majority of the votes cast is required to approve Proposal No. 2, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2019.

•

The affirmative vote of a majority of the votes cast is required to approve, on an advisory basis, the compensation of our named executive officers disclosed in this proxy statement, as specified in Proposal No. 3.

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What is an abstention, and how will it affect the vote on a proposal?

An “abstention” occurs when the beneficial owner of shares is present, in person or by proxy, and entitled to vote at the meeting (or when a nominee holding shares for a beneficial owner is present and entitled to vote at the meeting), but such person does not vote on the particular proposal. For purposes of Proposal Nos. 1, 2 and 3, abstentions will not be counted as votes cast and will have no effect on the results of the vote with respect to such proposals.  Abstentions will be considered present for the purpose of determining the presence of a quorum.

What are broker non-votes, and how will they affect the vote on a proposal?

A “broker non-vote” occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Under applicable rules, brokers or other nominees have discretionary voting power with respect to matters that are considered routine, but not with respect to non-routine matters. A broker or other nominee cannot vote without instructions on non-routine matters, therefore there may be broker non-votes on any such proposals. Broker non-votes will have no effect on the voting results for Proposal Nos. 1, 2 and 3.  Broker non-votes will be considered present for the purpose of determining the presence of a quorum.

The effect of broker non-votes is summarized in the table below:

	Proposal No. 1: Election of Directors	Proposal No. 2: Ratification of Independent Registered Public Accounting Firm	Proposal No. 3: Advisory Vote on Executive Compensation
Status of the matter	Non-routine	Routine	Non-Routine
Possibility of broker non-votes on the Proposal	Yes	No	Yes
Status of broker non-votes for purposes of determining whether shareholder approval has been obtained for the Proposal	Broker non-votes are not deemed to be votes cast	N/A	Broker non-votes are not deemed to be votes cast
Status of broker non-votes for quorum purposes	Considered present	N/A	Considered present

Who will tabulate the votes?

Broadridge will tabulate votes cast by proxy by an automated system. Votes cast by proxy or in person at the meeting will be counted by the persons appointed by us to act as election inspectors for the meeting.

Who is soliciting the proxy, and who will pay for the proxy solicitation?

This solicitation is being made on behalf of our board, but may also be made without additional remuneration by our officers or employees by telephone, telegraph, facsimile transmission, e-mail or personal interview. We will bear the expense of the preparation, printing and delivery of the enclosed form of proxy, notice of annual meeting of shareholders and this proxy statement and any additional materials relating to the meeting that may be furnished to our shareholders by our board subsequent to the furnishing of this proxy statement. We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. To obtain the necessary representation of shareholders at the meeting, supplementary solicitations may be made by mail, telephone or interview by our officers or employees, without additional compensation.

Where do I find the voting results of the meeting?

We will announce the preliminary voting results at the meeting and publish the final results in a Current Report on Form 8-K filed with the SEC within four business days following the meeting.

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OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or 5 with the SEC. Such executive officers, directors and 10% shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of such forms received by us or written representations from certain reporting persons that no other reports were required for such persons, we believe that, during fiscal 2018, our executive officers, directors and 10% shareholders complied with all applicable Section 16(a) filing requirements.

Delivery of Voting Materials

To reduce the expenses of delivering duplicate materials to our shareholders, we are delivering one copy of the Notice of Internet Availability to shareholders who share the same address unless otherwise requested. The Notice of Internet Availability will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice of Internet Availability also instructs you as to how you may submit your proxy through the Internet. If you would like to receive a paper or e-mail copy of the proxy materials, you should follow the instructions for requesting such materials in the Notice of Internet Availability.

If you share an address with another shareholder and have received only one copy of the Notice of Internet Availability, and would like to request a separate copy of the Notice of Internet Availability, you may write or call us to request a separate copy of the Notice of Internet Availability at no cost to you. For future annual meetings, you may request a separate copy of the Notice of Internet Availability or request that we only send one copy of the Notice of Internet Availability to you if you are receiving multiple copies by calling us at (720) 283-6120 or by writing to us to the attention of Investor Relations, 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Annual Report

We will, upon written request and without charge, provide to any person solicited hereunder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including financial statements and financial statement schedules, as filed with the SEC. Requests should be addressed to the attention of Investor Relations, 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Shareholder Proposals for the 2020 Annual Meeting of Shareholders

The submission deadline for shareholder proposals to be included in our proxy materials for the 2020 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act is November 28, 2019, except as may otherwise be provided in Rule 14a-8. All such proposals must be in writing and should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540.

Advance Notice Procedures for the 2020 Annual Meeting of Shareholders

In accordance with our bylaws, any shareholder who intends to submit a proposal at our 2020 annual meeting of shareholders, or bring a director nominee before the meeting, must, in addition to complying with applicable laws and regulations and the requirements of our bylaws, provide written notice to us for consideration no sooner than October 29, 2019 and no later than November 28, 2019. Such notice should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Please refer to the full text of our advance notice Bylaw provisions for additional information and requirements. A copy

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of our bylaws may be obtained by writing to our Corporate Secretary at the address listed above or by visiting the Investor Relations page of our website at ir.udr.com and then clicking on “Corporate Governance.”

Proxy Access Procedures for the 2020 Annual Meeting of Shareholders

In order to be eligible to require that the Company include an eligible shareholder nominee in the proxy materials for the 2020 annual meeting of shareholders pursuant to Section 2.15 of the Company’s bylaws, an eligible shareholder must provide to the Company, in proper form and within the times specified, (i) a written notice expressly electing to have such shareholder nominee included in the Company’s proxy materials pursuant to Section 2.15 (a “Notice of Proxy Access Nomination”) and (ii) any updates or supplements to such Notice of Proxy Access Nomination. To be timely, the Notice of Proxy Access Nomination must be so delivered or mailed to and received at the principal executive offices of the corporation not less than one hundred twenty (120) days (October 29, 2019) nor more than one hundred fifty (150) days (November 28, 2019) prior to the one-year anniversary of the date on which the Company first mailed its proxy materials for the 2019 annual meeting of shareholders. Such notice should be sent to our Corporate Secretary at 1745 Shea Center Drive, Suite 200, Highlands Ranch, Colorado 80129-1540. Please refer to the full text of our advance notice Bylaw provisions for additional information and requirements. A copy of our bylaws may be obtained by writing to our Corporate Secretary at the address listed above or by visiting the Investor Relations page of our website at ir.udr.com and then clicking on “Corporate Governance.”

It is important that proxies be returned promptly. We depend upon all shareholders promptly signing and returning the enclosed proxy to avoid costly solicitation. You can save us considerable expense by signing and returning your proxy at once. You may also vote electronically through the Internet or by telephone as shown on the enclosed proxy card and as discussed above.

Dated: March 27, 2019	For the Board of Directors
UDR, INC.

WARREN L. TROUPE
Senior Executive Vice President
and Corporate Secretary

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

DEFINITIONS

Net Debt-to-EBITDAre - adjusted for non-recurring items:  The Company defines Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by EBITDAre - adjusted for non-recurring items.  EBITDAre is defined as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization and income tax provision/(benefit), net.  EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities.

Management considers Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation between net income/(loss) and EBITDAre - adjusted for non-recurring items is provided below (dollars in thousands).

Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Fixed Charge Coverage Ratio - adjusted for non-recurring items as Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided below (dollars in thousands).

Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Interest Coverage Ratio - adjusted for non-recurring items as net income/(loss), excluding the impact of consolidated interest expense, real estate depreciation and amortization of wholly-owned and joint venture communities, other depreciation and amortization, income tax provision/(benefit), net and the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly-owned and joint venture communities divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its debt obligations as well as compare leverage against that of its peer REITs.  A reconciliation of the components that comprise Interest Coverage Ratio - adjusted for non-recurring items is provided below (dollars in thousands).

A reconciliation between Net income/(loss) and EBITDAre and a reconciliation of the components that comprise fixed charge coverage is provided below (dollars in thousands):

Quarter Ended December 31, 2018
Net income/(loss)	$89,615
Adjustments:
Interest expense, including costs associated with debt extinguishments	38,226
Real estate depreciation and amortization	106,469
Other depreciation and amortization	1,616
Income tax provision/(benefit), net	70
Net gain on the sale of depreciable real estate owned	(65,897)
Adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures	26,726
EBITDAre	$196,825
Casualty-related charges/(recoveries), net	(191)
Legal and other costs	434
Severance costs and other restructuring expense	114
(Income)/loss from unconsolidated entities	(36)
Adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures	(26,726)
Management fee expense on unconsolidated joint ventures	(1,235)
Consolidated EBITDAre - adjusted for non-recurring items	$169,185
Annualized consolidated EBITDAre - adjusted for non-recurring items	$676,740
Interest expense, including costs associated with debt extinguishments	$38,226
Capitalized interest expense	734
Total interest	$38,960
Costs associated with debt extinguishment	$(2,892)
Total interest – adjusted for non-recurring items	$36,068
Preferred dividends	$971
Total debt	$3,547,787
Cash	(185,216)
Net debt	$3,362,571
Interest Coverage Radio – adjusted for non-recurring items	4.7x
Fixed Charge Coverage Ratio - adjusted for non-recurring items	4.6x
Net Debt-to-EBITDAre - adjusted for non-recurring items	5.0x

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The following table outlines our reconciliation of Net income/(loss) attributable to common stockholders to FFO, FFO as Adjusted, and AFFO for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 (dollars in thousands):

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net income/(loss) attributable to common stockholders	$199,238	$117,850	$289,001	$336,661	$150,610
Real estate depreciation and amortization	429,006	430,054	419,615	374,598	358,154
Noncontrolling interests	18,436	11,097	27,662	16,776	5,508
Real estate depreciation and amortization on unconsolidated joint ventures	61,871	57,102	47,832	38,652	42,133
Cumulative effect of change in accounting principle	(2,100)	—	—	—	—
Net gain on the sale of unconsolidated depreciable property	—	(35,363)	(47,848)	(59,445)	—
Net gain on the sale of depreciable real estate owned	(136,197)	(41,824)	(209,166)	(251,677)	(144,703)
Funds from operations (“FFO”) attributable to common stockholders and unitholders, basic	$570,254	$538,916	$527,096	$455,565	$411,702
Distribution to preferred stockholders — Series E (Convertible)	3,868	3,708	3,717	3,722	3,724
FFO attributable to common stockholders and unitholders, diluted	$574,122	$542,624	$530,813	$459,287	$415,426
Income/(loss) per weighted average common share, diluted	$0.74	$0.44	$1.08	$1.29	$0.59
FFO per common share and unit, basic	$1.95	$1.85	$1.81	$1.68	$1.58
FFO per common share and unit, diluted	$1.93	$1.83	$1.80	$1.66	$1.56
Weighted average number of common shares and OP/DownREIT Units outstanding — basic	292,727	291,845	290,516	271,616	260,775
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding — diluted	297,042	296,672	295,469	276,699	265,728

Impact of adjustments to FFO:
Costs/(benefit) associated with debt extinguishment and other	$3,299	$9,212	$1,729	$—	$192
Costs/(benefit) associated with debt extinguishment and other on unconsolidated joint ventures	177	—	—	—	—
Acquisition-related costs/(fees)	—	371	213	2,126	373
Acquisition-related costs/(fees) on unconsolidated joint ventures	—	—	—	1,460	69
Texas joint venture promote and disposition fee income	—	—	—	(10,005)	—
Long-term incentive plan transition costs	—	—	898	3,537	—
Net gain on prepayment of note receivable	—	—	—	—	(8,411)
Net (gain)/loss on the sale of non-depreciable real estate owned	—	(1,580)	(1,685)	—	1,056
Legal claims, net of tax	1,622	—	(480)	705	—
Net loss on sale of unconsolidated land	—	—	1,016	—	—
Severance costs and other restructuring expense	114	624	871	—	—
Tax benefit associated with the conversion of certain TRS entities into REITs	—	—	(2,436)	—	(5,770)
Gain on sale of TRS property	—	—	—	—	—
Casualty-related (recoveries)/charges, net	2,364	4,504	732	2,335	541
Casualty-related (recoveries)/charges, on unconsolidated joint ventures, net	—	(881)	(3,752)	2,474	—
	$7,576	$12,250	$(2,894)	$2,632	$(11,950)
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$581,698	$554,874	$527,919	$461,919	$403,476

FFO as Adjusted per common share and unit, diluted	$1.96	$1.87	$1.79	$1.67	$1.52
Recurring capital expenditures	(46,915)	(46,034)	(47,257)	(45,467)	(43,921)
AFFO attributable to common stockholders and unitholders, diluted	$534,783	$508,840	$480,662	$416,452	$359,555

AFFO per common share and unit, diluted	$1.80	$1.72	$1.63	$1.51	$1.35

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The following table is our reconciliation of FFO share information to weighted average common shares outstanding, basic and diluted, for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 (shares in thousands):

	Year Ended December 31,
	2018	2017	2016	2015	2014
Weighted average number of common shares and OP/DownREIT Units outstanding — basic	292,727	291,845	290,516	271,616	260,775
Weighted average number of OP/DownREIT Units outstanding	(24,548)	(24,821)	(25,130)	(12,947)	(9,247)
Weighted average number of common shares outstanding — basic	268,179	267,024	265,386	258,669	251,528

Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding — diluted	297,042	296,672	295,469	276,699	265,728
Weighted average number of OP/DownREIT Units outstanding	(24,548)	(24,821)	(25,130)	(12,947)	(9,247)
Weighted average incremental shares from assumed conversion of stock options	—	—	—	—	—
Weighted average incremental shares from unvested restricted stock	—	—	—	—	—
Weighted average number of Series E preferred shares outstanding	(3,011)	(3,021)	(3,028)	—	(3,036)
Weighted average number of common shares outstanding — diluted	269,483	268,830	267,311	263,752	253,445

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

UDR, INC. 1745 SHEA CENTER DRIVE SUITE 200 HIGHLANDS RANCH, CO 80129

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by UDR, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access Shareholder Communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to UDR, Inc. c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
				E63423-P16701	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote “FOR” each of the nominees listed in Item 1:
1.	ELECTION OF DIRECTORS
Nominees:	For	Against	Abstain
1a. Katherine A. Cattanach	◻	◻	◻	The Board of Directors recommends that you vote “FOR” Items 2 and 3:		For	Against	Abstain
1b. Jon A. Grove	◻	◻	◻	2.	To ratify the appointment of Ernst & Young LLP to serve as independent registered public accounting firm for the year ending December 31, 2019.	◻	◻	◻
1c. Mary Ann King	◻	◻	◻	3.	Advisory vote to approve named executive officer compensation.	◻	◻	◻
1d. James D. Klingbeil	◻	◻	◻	4.	To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.
1e. Clint D. McDonnough	◻	◻	◻

NOTE: The shares represented by this proxy with properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). It no direction is made, this proxy will be voted FOR each of the nominees listed in Item 1 and FOR Items 2 and 3. If any other matters properly come before the meeting or any adjournment of the meeting, the person(s) named in this proxy will vote in their discretion.

1f. Robert A. McNamara	◻	◻	◻
1g. Mark R. Patterson	◻	◻	◻
1h. Thomas W. Toomey	◻	◻	◻

For address changes, please check this box and write them on the back where indicated.			◻

Please indicate if you plan to attend this meeting.	◻	◻						
	Yes	No


Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

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PROXY STATEMENT and notice of annual meeting of SHAREHOLDERS	2019

UDR, INC.

ANNUAL MEETING OF STOCKHOLDERS

May 16, 2019

10:00 a.m., Local Time

Hermitage Hotel Nashville

231 6th Avenue North

Nashville, TN 37219

This proxy is solicited on behalf of the Board of Directors of UDR, Inc. for use at the Annual Meeting on May 16, 2019.

The shares of stock held in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" each of the nominees listed in Item 1, and "FOR" Items 2 and 3.

By signing the proxy, you (i) acknowledge receipt of the notice of annual meeting of stockholders and proxy statement, each dated March 27, 2019, (ii) revoke all prior proxies, and (iii) appoint James D. Klingbeil and Thomas W. Toomey, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute and hereby authorize(s) them to represent and to vote the shares which you would be entitled to vote if then and there personally present on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and any adjournment thereof.

See reverse for voting instructions

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

UDR, Inc.'s Notice of Annual Meeting and Proxy Statement, Form 10-K for the year ended December 31, 2018 and Shareholder Letter are available on the Internet at www.proxyvote.com.

E63424-P16701

UDR, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

MAY 16, 2019

The stockholder(s) hereby appoint(s) James D. Klingbeil and Thomas W. Toomey, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock and/or Series E preferred stock or Series F preferred stock of UDR, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Local Time on May 16, 2019, at the Hermitage Hotel Nashville,  231 6th Avenue North, Nashville, TN 37219, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, AND FOR ITEMS 2 AND 3.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE
Address Changes:

(If you noted any Address Changes above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE

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